As filed with the Securities and Exchange Commission on September 05, 2008

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-08360

GUINNESS ATKINSON FUNDS
(Exact name of registrant as specified in charter)

21550 Oxnard Street, Suite 750, Woodland Hills, CA			91367
(Address of principal executive offices)			(Zip code)

James J. Atkinson, Jr. 21550 Oxnard Street, Suite 750, Woodland Hills, CA 91367
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(800) 915-6566

Date of fiscal year end:	December 31

Date of reporting period:	June 30, 2008

Item 1. Report to Stockholders.

Guinness Atkinson Funds
Semi-Annual Report

June 30, 2008

TABLE OF CONTENTS

3	Letter to Shareholders

7	Alternative Energy Fund

12	Asia Focus Fund

19	Asia Pacific Dividend Fund

25	China & Hong Kong Fund

30	Global Energy Fund

37	Global Innovators Fund

43	Statements of Assets and Liabilities

45	Statements of Operations

47	Statements of Changes in Net Assets

49	Financial Highlights

55	Notes to Financial Statements

62	Additional Information

65	Privacy Notice

67	Guinness Atkinson Funds Information

  13 August 2008

Dear Guinness Atkinson Funds Shareholders,

The Guinness Atkinson Funds are all about change, but it is fair to say that what we've experienced thus far in 2008 is not exactly the sort of change we had in mind. That said, we can't wring our hands too much, as we (and Guinness Atkinson Fund shareholders generally) have, after all, enjoyed being on the sunny side of the street the last few years. We realize that fact doesn't make the current environment any less painful, particularly for investors that have recently joined us, but the older Guinness Atkinson Funds had been on, in our opinion, a remarkable five year run and that point is evident in the returns listed in the table below. Put another way, even after a difficult first half of 2008, the Guinness Atkinson Funds as a group have turned in what we feel are remarkable returns over the last three and five year periods ending June 30, 2008.

We are the first to acknowledge that past performance is not indicative of future results and given the weak 2008 to date it might be most appropriate for us to comment on our outlook for the rest of 2008 and beyond. Without repeating what has been covered extensively in the national media, namely the mortgage crisis, liquidity crunch, higher energy prices and increasing unemployment and economic slowdown/recession, we do have a number of topics we'd like to comment on.

For a variety of reasons the U.S. consumer, on average, has been living a higher life style than might have been advisable given the average income. We won't bother here to cite global savings rates (and oddly, the U.S. saving rate calculations do not include retirement plans) but one consequence of the housing/credit bubble may be a decline in consumer spending and consumer debt and possibly a higher savings rate. This is largely seen as problematic as the U.S. consumer is a key component in both domestic and global Gross Domestic Product (GDP). This has led to concerns about a possible U.S. recession and to concerns that some emerging markets, in particular China, will suffer as a result. This is all understandable. But we have a number of points to make here. First and foremost, while a slowdown may be painful in the short term, it seems hard to conclude that saving more and consuming less is an inherently bad thing for the U.S. In fact, isn't this exactly the sort of advice we'd each give to our children? And isn't it the exact advice the rest of the world has been offering the U.S. in recent years?

The U.S. economic problems have led to a global decline in equity prices. This is understandable given that liquidity problems have a tendency to spread as investors seek to raise cash. But part of the decline in global equity prices resulted from a fear that the U.S. consumer is critically important to the global GDP. We question this assumption. In the case of China there is no question that the rise of the middle class consumer and economic growth in general means that China is not nearly as dependent on exports to the U.S. as it was ten years ago. To varying degrees self sustaining economic growth is happening in other emerging markets. Simply put, the dominance of the U.S. consumer may be waning and we may find that America sneezing doesn't mean the rest of the world automatically catches a cold. Like the potential change in U.S. consumer behavior, we regard this maturing of the global economy as a plus. Clearly the U.S. consumer will remain a key component of the U.S. economy, but we may find that the global economic engine will weather this storm better than expected.

Much has been written and said about the dramatic increase in the price of oil. But lost in the uproar are two points. First, prior to the increase, oil was simply too cheap. It was so inexpensive in the U.S., where gasoline taxes are low compared with much of the rest of the world, that we built our lifestyles around low cost gasoline. We'll cite the proliferation of SUVs as exhibit one here. It is hard to argue that the American consumer is not a profligate user of gasoline. With just 5% of the world's population the U.S. consumes approximately 25% of the world's daily production of oil. Yes, the U.S. is the world's largest economy, and has a large geographic footprint, but these facts alone do not justify the level of consumption of petroleum. This leads to our second point: in the long run the U.S. and the world will benefit from the higher cost of oil. We understand that it is painful now, in particular given the coincidence with the other economic issues, but we are experiencing an acceleration of the development of alternative forms of energy and in our view it is tremendously advantageous for the U.S. to end its dependence on imported oil. We're referring to the economic benefits here, but we're mindful of the environment and political advantages as well.

In short, we're optimists. We see in the pain of the current economic mess (and indeed mess may be viewed as a euphemism) the opportunity for fundamentally sound and more sustainable economic growth as well as more responsible and sustainable use of energy. The development of emerging and newly emerged economies into self sustaining economic engines (and the reduced reliance on the U.S. economy for global growth) is also a healthy development. Predictions, particularly those about the future, are difficult. That said, we believe that while the short term may continue to be "choppy" (another euphemism), the medium and longer term should bring a more sound global economy, continued economic growth and a return to more benevolent global markets.

As usual our fund managers provide their views on the first half of the year and look ahead for each of the six Guinness Atkinson Funds. You will find these comments preceding the financial results for the Funds which follow this letter. In addition to the performance table that appears below, we've provided a table showing the June 30, 2008 Morningstar ratings for the four Guinness Atkinson Funds that have a track record of three years or more.

We appreciate the confidence you have placed in us and our management team and appreciate the opportunity to serve you.

Sincerely,

Timothy Guinness  James Atkinson

Fund Performance

Returns for the periods ending June 30, 2008 for the Guinness Atkinson Funds:

Fund (inception date)	1-year	3-year	5-year	10-year	From Inception
Alternative Energy Fund (March 31, 2006)	-7.93%				4.66%
Asia Focus (April 29, 1996)	-1.35%	23.89%	25.89%	13.29%	4.67%
Asia Pacific Dividend Fund (March 31, 2006)	1.47%				13.89%
China & Hong Kong (June 30, 1994)	2.74%	23.02%	25.24%	15.84%	9.92%
Global Energy Fund (June 30, 2004)	34.98%	30.41%			37.33%
Global Innovators Fund (December 15, 1998)	-13.33%	10.94%	11.52%		4.68%

Periods of greater than one year are average annualized returns; one year or less are actual returns. All returns are for the periods ending June 30, 2008.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. Current performance of the Funds may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting www.gafunds.com.

Each of the Funds impose a 2% redemption fee on shares held less than 30 days. The performance data does not reflect this redemption fee. Had this fee been included, returns would be lower. Total returns reflect a waiver in effect and in the absence of this waiver, the total returns would be lower.

Expense ratio information: The gross and, if applicable, net expense (after expense reimbursement) ratios as stated in the most recent prospectus (April 30, 2008) for the Funds are as follows:

Fund  Expense Ratio

Alternative Energy Fund	1.58% gross; 1.64% net
Asia Focus Fund	1.69%
Asia Pacific Dividend Fund	2.09% gross; 1.98% net
China & Hong Kong Fund	1.44%
Global Energy Fund	1.34% gross; 1.37% net
Global Innovators Fund	1.38% gross; 1.44% net

Each of the Funds has an expense cap in place and the advisor is contractually obligated to cap the total expenses through June 30, 2009.

Morningstar Ratings

Below is a table listing the Morningstar star ratings as of June 30, 2008 for the four Guinness Atkinson Funds that have at least a three year history. Parenthetical numbers after the star rating indicate the number of funds in the comparison group.

Fund	Category	Overall	3-year	5-year	10-year
Asia Focus Fund	Pacific/Asia Ex-Japan Stk	3*** (86 funds)	4**** (86 funds)	4**** (67 funds)	2** (55 funds)
China & Hong Kong Fund	Pacific/Asia Ex-Japan Stk	3*** (86 funds)	3*** (86 funds)	3*** (67 funds)	3*** (55 funds)
Global Energy Fund	Specialty Natural Resources	3*** (153 funds)	3*** (153 funds)	N/A	N/A
Global Innovators Fund	Large Growth	4**** (1,488 funds)	5***** (1,488 funds)	4**** (1,215 funds)	N/A

©2008 Morningstar, Inc. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Past performance is no guarantee of future results.

The Funds invest in foreign securities which involves greater volatility and political, economic and currency risks and differences in accounting methods. The Funds are non-diversified meaning their assets may be concentrated in fewer individual holdings than diversified funds. Therefore, the Funds are more exposed to individual stock volatility than diversified funds. The Funds invest in smaller companies, which will involve additional risks such as limited liquidity and greater volatility.

For each fund with at least a three-year history, Morningstar calculates a Morningstar Rating(TM) based on a Morningstar Risk-Adjusted Return measure that accounts for variation in a fund's monthly performance (including the effects of sales charges, loads, and redemption fees), placing more emphasis on downward variations and rewarding consistent performance. The top 10% of funds in each category receive 5 stars, the next 22.5% receive 4 stars the next 35% receive 3 stars, the next 22.5% receive 2 stars and the bottom 10% receive 1 star. (Each share class is counted as a fraction of one fund within this scale and rated separately, which may cause slight variations in distribution percentages.)

GUINNESS ATKINSON FUNDS

Expense Examples (Unaudited)

As a shareholder of the Funds, you incur two types of costs: (1) redemption fees; and (2) ongoing costs, including advisory fees; and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the period shown and held for the entire period from January 1, 2008 to June 30, 2008.

Actual Expenses

For each Fund, the first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

For each Fund, the second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any redemption fees. Therefore, the second line for each Fund of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these redemption fees were included, your costs would have been higher.

	Beginning Account Value (01/01/08)	Ending Account Value (06/30/08)	Expenses Paid During Period* (01/01/08 to 06/30/08)	Expense Ratio During Period* (01/01/08 to 06/30/08)
Guinness Atkinson Alternative Energy Fund Actual	$1,000.00	$846.20	$7.32	1.59%
Guinness Atkinson Alternative Energy Fund Hypothetical (5% return before expenses)	$1,000.00	$1,016.93	$8.00	1.59%
Guinness Atkinson Asia Focus Fund Actual	$1,000.00	$855.60	$7.86	1.70%
Guinness Atkinson Asia Focus Fund Hypothetical (5% return before expenses)	$1,000.00	$1,016.40	$8.54	1.70%
Guinness Atkinson Asia Pacific Dividend Fund Actual	$1,000.00	$959.40	$9.65	1.98%†
Guinness Atkinson Asia Pacific Dividend Fund Hypothetical (5% return before expenses)	$1,000.00	$1,015.02	$9.92	1.98%†
Guinness Atkinson China & Hong Kong Fund Actual	$1,000.00	$792.70	$6.73	1.51%
Guinness Atkinson China & Hong Kong Fund Hypothetical (5% return before expenses)	$1,000.00	$1,017.35	$7.58	1.51%
Guinness Atkinson Global Energy Fund Actual	$1,000.00	$1,179.80	$6.58	1.21%
Guinness Atkinson Global Energy Fund Hypothetical (5% return before expenses)	$1,000.00	$1,018.83	$6.09	1.21%
Guinness Atkinson Global Innovators Fund Actual	$1,000.00	$833.00	$6.24	1.37%
Guinness Atkinson Global Innovators Fund Hypothetical (5% return before expenses)	$1,000.00	$1,018.05	$6.87	1.37%

*Expenses are equal to the Funds' annualized expense ratio as indicated, multiplied by the average account value over the period, multiplied by the number of days in most recent fiscal half-year period (182), then divided by the number of days in the fiscal year (366) (to reflect the one-half year period).

†Includes recovery of expenses waived in previous fiscal years.

ALTERNATIVE ENERGY FUND for the period ended June 30, 2008

1.  Performance

The Guinness Atkinson Alternative Energy Fund was down 15.38% for the first half of 2008. This compared to a fall in the Wilderhill New Energy Global Innovation Index of 12.30% and in the Wilderhill Clean Energy Index of 29.25%. Over the same period the S&P 500 fell 11.91% and the Dow Jones Euro Stoxx 50 fell 14.96%. Amid the turmoil of falling broad markets, the higher growth alternative energy shares were particularly hard hit, not withstanding the strong commodity price environment. Over the first half the price of West Texas Intermediate (WTI) Crude has risen from $96 to $140/barrel, and electricity and retail gas prices have also risen dramatically.

AVERAGE ANNUALIZED TOTAL RETURNS

	6 Months*	1 Year*	Since Inception 31 March 2006
Fund	-15.38%	-7.93%	4.66%
Benchmark Index:
Wilderhill New Energy Global Innovation Index (NEX)	-12.30%	6.16%	19.72%
Wilderhill Clean Energy Index (ECO)	-29.25%	-5.86%	-4.25%

*Periods of one year or less are based on actual returns.

The Fund's gross expense ratio is 1.58% per the Prospectus dated April 30, 2008. Guinness Atkinson Asset Management has contractually agreed to waive a portion of its advisory fees so that the Fund's ratio of expenses to average daily net assets will not exceed 1.98% through at least June 30, 2009. To the extent that the Advisor waives fees it may seek repayment of a portion or all of such amounts at any time within the three fiscal years after the fiscal year in which such amounts were waived, subject to the applicable cap.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the Funds may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting www.gafunds.com, or calling (800) 916-6566.

The Fund imposes a 2% redemption fee on shares held less than 30 days. Performance data quoted does not reflect the 2% redemption fee on shares held less than 30 days. Total returns for prior period reflect a fee waiver in effect and in the absence of this waiver, the total returns would be lower.

2. Activity

After very weak performance in the solar stocks, the weighting to solar stocks was increased in the first quarter. High silicon prices are creating strong margins for silicon producers, and the limited supply is creating a favourable pricing environment for the market leaders. As domestic energy prices increase ahead of inflation, the point at which solar will be competitive without subsidies is nearer than it has ever been, and the industry has a well defined route to bring costs down to enable lower prices which in turn will make solar panels economic for a much broader customer base.

The wind sector has held up better than the solar sector and we have maintained our positions here. Both the wind turbine manufacturers and wind farm developers continue to flourish in an industry growing at 20% plus a year. The wind turbine manufacturers are benefiting from firm pricing as a result of production capacity constraints and the returns for developers remain good as electricity prices increase and approvals for projects accelerate. Financing remains available as lenders are attracted by good spreads with revenues that are often government guaranteed.

The fund has further exposure to hydro electricity, geothermal power and efficiency stocks. The exposure to hydro and efficiency has been lowered, to take profit in a number of stocks. We have small exposure to biomass and to biofuels, in niche plays only. There are not attractive investment opportunities in biofuels as a result of high feedstock prices and governments looking to provide less support for the industry. These have significantly reduced margins and are out of the control of management. We have no exposure to fuelcells as we do not see the industry reaching profitability in the next few years.

ALTERNATIVE ENERGY FUND

3. Outlook

While share prices in the sector have been hard hit, the fundamentals of the alternative industry are stronger than they have ever been. High energy prices make all forms of alternative energy more attractive and provide support to developers. Multiples are low across the sector, while in our opinion the growth prospects over the next 5 years and beyond remain good. Concerns about the economy mean that environmental concerns are likely to take a less prominent role than energy security and addressing the high costs of fossil fuels. Any alternative energy solution that is equivalent in cost or better than the fossil fuel solution will be able to prosper. This should benefit wind and hydro stocks particularly as well as niche efficiency products. The solar sector needs to reach grid parity, but it is likely to do so over the next 5 years, which should see the growth rate of 35-50% for installations. The volatility of the sector will remain high as long as subsidies are involved, but we are optimistic that governments (in particular the U.S.) are moving to put in place much longer term incentive regimes that will improve this.

The fund managers see the combination of low valuations caused by the indiscriminate fall in the broad markets and the improving growth outlook of the sector as energy prices rise possibly creating a highly compelling investment opportunity. The fund is positioned to capture the returns from long term growth of the alternative energy sector.

Tim Guinness

Edward Guinness

Matthew Page  31 July 2008

The Funds invest in foreign securities which will involve political, economic and currency risks, greater volatility, and differences in accounting methods. The Funds are non-diversified meaning their assets may be concentrated in fewer individual holdings than diversified funds. Therefore, the Funds are more exposed to individual stock volatility than diversified funds. The Funds invest in smaller companies, which will involve additional risks such as limited liquidity and greater volatility.

The Wilderhill New Energy Global Innovation Index (NEX) is a modified dollar weighted index of publicly traded companies, which are active in renewable and low-carbon energy, and which stand to benefit from responses to climate change and energy security concern. The Wilderhill Clean Energy Index (ECO) is a modified equal dollar weighted index comprised of publicly traded companies whose businesses stand to benefit substantially from societal transition toward the use of cleaner energy and conservation. The MSCI World Energy Index is an unmanaged index composed of more than 1,400 stocks listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand, and the Far East. The Standard & Poor's 500 Index is a market-capitalization weighted index composed of 500 widely held common stocks of U.S. companies. The Dow Jones EURO STOXX 50 Index is a free-float market capitalization-weighted index of 50 European blue-chip stocks from those countries participating in the EMU. Each component's weight is capped at 10% of the index's total free float market capitalization. The index was developed with a base value of 1000 as of December 31, 1991. These indices are unmanaged, not available for investment and do no incur expenses.

Please refer to the Schedule of Investments for details on fund holdings.

The information provided herein represents the opinion of Guinness Atkinson Management for the period stated and is not intended to be a forecast of future events, a guarantee of future results, nor investment advice. Opinions, fund holdings and sector allocations are subject to change at any time and are not recommendations to buy or sell any security.

FUND HIGHLIGHTS at June 30, 2008 (Unaudited)
GUINNESS ATKINSON ALTERNATIVE ENERGY FUND

# of Holdings in Portfolio:	51
Portfolio Turnover:	36.8%
% of Stocks in Top 10:	30.6%
Fund Managers:
Timothy W.N. Guinness
Edward Guinness
Matthew Page

Top 10 Holdings (% of net assets)		Sector Breakdown (% of Investments)
Ormat Technologies Inc	3.3%	Solar	39.4%
EDF Energies Nouvelles SA	3.3%	Wind	33.0%
Solon AG Fuer Solartechnik	3.2%	Efficiency	9.8%
Iberdrola Renovables	3.1%	Geothermal	6.8%
PNOC Energy Development Corporation	3.0%	Hydro	6.3%
Solarworld AG	3.0%	Biomass Energy	2.4%
Vestas Wind Systems A/S	3.0%	Biofuel	2.3%
Conergy AG	2.9%
Gamesa Corp Tecnologica SA	2.9%
Nordex AG	2.9%
Country Breakdown (% of net assets)
Germany	21.2%	China	4.1%
United States	16.2%	Brazil	3.5%
Spain	11.5%	Taiwan	3.5%
Canada	7.6%	Philippines	3.0%
France	5.7%	Portugal	2.8%
Britain	5.2%	Norway	2.7%
Denmark	4.5%	Ireland	2.2%
Australia	4.3%

SCHEDULE OF INVESTMENTS IN SECURITIES
at June 30, 2008 (Unaudited)

GUINNESS ATKINSON ALTERNATIVE ENERGY FUND

Shares	COMMON STOCKS: 98.0%	Value
Biofuel: 2.3%
25,000	Futurefuel Corporation*†	$150,000
600,000	Maple Energy PLC*	3,173,016
		3,323,016
Biomass Energy 2.3%
1,989,155	Novera Energy PLC*	3,417,309
Efficiency: 9.6%
146,000	Applied Intellectual Capital*†	356,242
760,987	Carmanah Technologies Corporation*†	858,228
197,948	Echelon Corporation*	2,157,633
5,594,000	Tanfield Group PLC*	3,537,714
4,445,888	Thermal Energy International*†	1,177,199
488,561	VRB Power Systems Inc.*	103,011
1,200,000	VRB Power Systems Inc.*(a)	253,016
93,700	WFI Industries Ltd.†	2,478,267
320,459	Xantrex Technology Inc.*	3,142,679
		14,063,989
Geothermal: 6.7%
351,369	Geodynamics Ltd.*	505,260
98,119	Ormat Technologies, Inc.	4,825,492
38,209,000	PNOC Energy Development Corporation	4,425,589
		9,756,341
Hydro: 6.1%
135,187	Boralex, Inc.*	1,894,501
365,500	Canadian Hydro Developers, Inc.*	1,917,647
112,047	Cia Energetica de Minas Gerais - ADR	2,750,754
34,700	CPFL Energia SA - ADR	2,372,092
		8,934,994
Solar: 38.6%
206,110	Conergy AG	4,290,024
200,000	Daystar Technologies, Inc.*	914,000
243,500	E-Ton Solar Tech Co., Ltd.	2,711,528
53,800	LDK Solar Co Ltd.*	2,037,944
68,380	MEMC Electronic Materials, Inc.*	4,208,105
301,388	Motech Industries	2,343,346
39,990	Q-Cells AG*	4,063,587
154,390	Renewable Energy Corporation AS*	4,001,312
277,500	SAG Solarstrom AG (Convertible Bond)*^†	436,910
572,000	Solar Integrated Technologies*	1,230,485
48,525	Solar Millennium*	2,074,266
144,617	Solar-Fabrik AG*	2,292,862
290,100	Solaria Energia Y Medio NPV*	4,179,247
92,854	Solarworld AG	4,425,295
50,678	Solon AG Fuer Solartechnik*	4,671,706

The accompanying notes are an integral part of these financial statements.

Shares	COMMON STOCKS: 98.0% Continued	Value
Solar: 38.6% Continued
58,500	SunPower Corporation*	$4,210,830
105,911	Suntech Power Holdings Co., Ltd.*	3,967,426
20,350	Wacker Chemie AG	4,253,641
		56,312,514
Wind: 32.4%
16,020	Acciona SA	3,804,845
1,515,543	Babcock & Brown Wind Partners	2,389,979
377,367	Clipper Windpower PLC*	3,995,063
2,620,900	Composite Technology Corporation*	3,249,916
71,320	EDF Energies Nouvelles SA	4,768,950
353,300	EDP Renovaveis SA*	4,088,464
87,082	Gamesa Corporation Tecnologica SA	4,280,460
130,100	Greentech Energy Systems*	2,183,623
586,300	Iberdrola Renovables*	4,541,655
216,180	Innergex Renewable Energy, Inc.*	1,674,828
102,400	Nordex AG*	4,265,981
135,147	Theolia SA*	3,572,615
33,715	Vestas Wind Systems A/S*	4,413,144
		47,229,523
	Total Common Stocks (cost $145,999,162)	143,037,686
Warrants: 0.0%
25,000	Futurefuel Corporation*†	22,500
	Total Warrants (cost $30,750)	22,500
	Total Investments in Securities (cost $146,029,912): 98.0%	143,060,186
	Other Assets less Liabilities: 2.0%	2,924,580
	Net Assets: 100.0%	$145,984,766

*  Non-income producing security.

^  Fair valued under direction of the Board of Trustees.

†  Illiquid

(a)  Restricted Security.

ADR American Depository Receipt

The accompanying notes are an integral part of these financial statements.

ASIA FOCUS FUND for the period ended June 30, 2008

1.  Performance

The first six months of this year have been a difficult period for all equity markets and not least in Asia. The region's stock markets have fallen further than broad emerging market and world indices. The Fund has done relatively better because of its higher exposure to China, to commodities and materials and also, we believe, to a focus on value.

The key question is whether this underperformance of Asian stock markets is in fact indicative of deteriorating economic conditions, or whether it is more linked to increasing risk aversion, and investors selling out of "riskier" Asian markets. Our view remains that although there are challenges facing Asian economies, they are generally in much better shape than most western economies, and far better off than they were during the Asian crisis in 1997-98 the bursting of the tech bubble in 2001 and the SARS crisis of 2003.

In China, for example, the economy is still expected to expand at around 10% this year. China is a useful case to study: towards the end of last year China's biggest problems appeared to be its ballooning trade surplus and the resulting excess liquidity that was fuelling ever faster investment. The economy appeared to be overheating. Inflation was rising, led by food prices, but there was the worry that core inflation would soon follow.

Government rhetoric centered on the importance of maintaining tight fiscal conditions, discouraging loan growth and fighting inflation. They also allowed the currency to revalue at a quickening pace, reducing their manufacturing cost advantage to try to slow export growth. They trod a fine line, balancing these tightening measures with the need to help maintain domestic industries.

The slow down in the U.S. economy has led to falling Chinese export growth. This has led in turn to a slow down in the growth of the trade surplus. As the excess liquidity has dried up, so has the threat of the economy overheating and inflationary pressures have started to ease. This has allowed the government, in the last few weeks, to change its focus from tightening to "maintaining growth." The implication is that the government feels that the external slowdown in the rest of the world has helped them to perform the delicate function of easing the speed of Chinese growth, and so the government can now roll back its own measures.

High oil and coal prices have been a double edged sword: they have led to concerns as countries such as Thailand are expected to fall into trade deficits as the cost of oil imports rise. They have also fed inflation which has been a leading concern across the region. However on the plus side, the fund has had significant exposure to oil and coal producers which has made a positive contribution this year.

AVERAGE ANNUALIZED TOTAL RETURNS

	6 Months*	1 Year*	3 Years	5 Years	10 Years
Fund	-14.44%	-1.35%	23.89%	25.89%	13.29%
Benchmark Index:
MSCI AC Far East Free Ex Japan	-18.50%	-4.53%	19.25%	22.35%	13.63%
S&P 500	-11.91%	-13.11%	4.40%	7.57%	2.88%

*Periods of one year or less are based on actual returns.

The Fund's gross expense ratio is 1.69% per the Prospectus dated April 30, 2008. Guinness Atkinson Asset Management has contractually agreed to waive a portion of its advisory fees so that the Fund's ratio of expenses to average daily net assets will not exceed 1.98% through at least June 30, 2009. To the extent that the Advisor waives fees it may seek repayment of a portion or all of such amounts at any time within the three fiscal years after the fiscal year in which such amounts were waived, subject to the applicable cap.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the Funds may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting www.gafunds.com, or calling (800) 916-6566.

The Fund imposes a 2% redemption fee on shares held less than 30 days. Performance data quoted does not reflect the 2% redemption fee on shares held less than 30 days. Total returns for prior period reflect a fee waiver in effect and in the absence of this waiver, the total returns would be lower.

2.  Portfolio Position

Our key overweight positions are in energy (oil and coal), in materials including steelmakers, metals (Copper, Nickel and Zinc) and in industrials which includes transportation. We are significantly underweight banking and insurance with exposure limited to a position in HSBC. We are now also very underweight in technology having cut the exposure from almost 20% at the beginning of the year down to 5%. The fund's real estate exposure is limited to Guangzhou R&F and to Samho, a Korean mass market residential developer concentrated in Incheon.

3.  Outlook

Inflation pressures stemming from food prices and high oil prices, compounded in a number of cases by the removal or reduction of fuel subsidies, should continue to dog markets and may also force central banks to follow more restrictive monetary policies. The market view appears to be that policy-makers lack the will to implement inflation-busting policies and that this could ultimately lead to more severe pain down the road. It is also true however, that attitudes toward inflation are exceptionally bearish right now and that a wage-price spiral is seen as almost inevitable.

We have taken the view that inflation so far is quite narrowly based and that although Producer Price Inflation has moved up sharply, this does not necessarily pass through into headline Consumer Price Index (CPI). The corollary to that is that the inability to pass on higher costs means narrower margins for manufacturers. Our expectation is that Central bankers will raise interest rates over the next few months but not aggressively, to engineer a deceleration of growth. This may create an additional headwind.

The bearish sentiment spilling over from the developed markets is of course valid inasmuch as weaker consumer demand will hurt Asian exporters. Higher commodity prices do make life more difficult for those with lower standards of living and thus consumer spending in Asia will probably also come under pressure. We expect that slower demand from the U.S. and Europe will hurt export manufacturers in Asia and therefore countries such as Malaysia, Singapore, Korea and Taiwan with high trade exposure will see slower growth as a consequence.

Across Asia policy makers have considerable room for maneuver to deal with current conditions. The ratio of external debt to foreign exchange reserves, a key issue in the run up to the 1998 crisis is around 18% to 30% with only Korea above 50%. Levels of personal debt, again with the exception of Korea, and corporate debt are low. Banks are well capitalised, asset quality is good and credit is available.

ASIA FOCUS FUND

We believe that stock markets in Asia have moved to discount much of the expected slow down but we have to be aware that higher levels of volatility are going to be a part of life until the world's largest economy can see past its current travails.

Edmund Harriss    12 August 2008

The Funds invest in foreign securities which will involve political, economic and currency risks, greater volatility, and differences in accounting methods. The Funds are non-diversified meaning their assets may be concentrated in fewer individual holdings than diversified funds. Therefore, the Funds are more exposed to individual stock volatility than diversified funds. The Funds invest in smaller companies, which will involve additional risks such as limited liquidity and greater volatility.

The MSCI All Country Far East Free ex-Japan Index (MSCI AC Far East Free ex-Japan Index) is a free float-adjusted, capitalization-weighted index that is designed to measure equity market performance in the Asia region excluding Japan. The Standard & Poor's 500 Index is a market-capitalization weighted index composed of 500 widely held common stocks of U.S. companies. These indices are unmanaged, not available for investment and do not incur expenses.

Please refer to the Schedule of Investments for details on fund holdings.

The information provided herein represents the opinion of Guinness Atkinson Management for the period stated and is not intended to be a forecast of future events, a guarantee of future results, nor investment advice. Opinions, fund holdings and sector allocations are subject to change at any time and are not recommendations to buy or sell any security.

FUND HIGHLIGHTS at June 30, 2008 (Unaudited)
GUINNESS ATKINSON ASIA FOCUS FUND

# of Holdings in Portfolio:	47
Portfolio Turnover:	19.9%
% of Stocks in Top 10:	30.4%
Fund Managers:
Edmund Harriss
Timothy W.N. Guinness

Top 10 Holdings (% of net assets)
Bumi Resources Tbk	3.9%	PTT Exploration & Production PCL	2.7%
Indo Tambangray Megah PT	3.6%	PetroChina Co Ltd	2.7%
Yanzhou Coal Mining Co Ltd	3.3%	China Shipping Container Lines Co Ltd	2.7%
CNOOC Ltd	3.2%	Thoresen Thai Agen	2.7%
IOI Corporation Berhad	3.0%	Pacific Basin Ship	2.6%
Country Breakdown (% of net assets)
Hong Kong	20.4%	Singapore	10.1%
China	18.5%	Taiwan	10.1%
South Korea	12.4%	Malaysia	5.5%
Thailand	12.0%	Isle of Man	0.2%
Indonesia	11.7%
Sector Breakdown (% of Investments)
Coal	9.7%	Telecommunications	2.4%
Oil & Gas	8.3%	Distribution/Wholesale	2.4%
Steel-Producers	7.4%	Tobacco	2.4%
Telecom Services	6.8%	Auto-Cars/Light Trucks	2.3%
Transportation	6.5%	Power Conv/Supply Equip	2.1%
Oil & Gas-Exploration & Production	5.1%	Oil Comp-Integrated	1.9%
Non-Ferrous Metals	4.6%	Computers	1.8%
Electronics	4.0%	Building & Construction	1.7%
Metal Processors&Fabrica	3.9%	Food-Misc/Diversified	1.7%
Electric-Generation	3.1%	Semicon Compo-Intg Circu	1.6%
Agricultural Operations	3.0%	Shipbuilding	1.6%
Oil Comp-Explor&Prodtn	2.7%	Real Estate	1.5%
Machinery-General Industry	2.7%	Textile-Products	0.5%
Industrials	2.6%	Machinery-General Indust	0.5%
Commer Banks Non-U.S.	2.5%	Real Estate Operation/Development	0.2%
Oil Refining & Marketing	2.5%

SCHEDULE OF INVESTMENTS IN SECURITIES
at June 30, 2008 (Unaudited)

GUINNESS ATKINSON ASIA FOCUS FUND

Shares	COMMON STOCKS: 100.9%	Value
China: 18.5%
650,000	Angang Steel Co., Ltd.	$1,303,793
468,000	China Shipping Development Co., Ltd.	1,404,495
378,000	Dongfang Electrical Machinery Co., Ltd.	1,110,161
422,000	Guangzhou R&F Properties Co., Ltd.	786,929
562,000	Jiangxi Copper Co., Ltd.	1,102,773
1,088,000	PetroChina Co., Ltd.	1,409,317
1,450,000	Shenzhen Expressway Co., Ltd.	847,991
914,800	Yanzhou Coal Mining Co., Ltd.	1,701,190
		9,666,649
Hong Kong: 20.4%
618,000	Chen Hsong Holdings	263,932
94,000	China Mobile, Ltd.	1,263,420
979,000	CNOOC, Ltd.	1,684,976
1,752,000	CNPC Hong Kong, Ltd.	826,876
3,098,000	Denway Motors, Ltd.	1,195,932
119,740	Esprit Holdings, Ltd.	1,243,892
86,000	HSBC Holdings PLC	1,333,470
253,000	Kingboard Chemical Holdings , Ltd.	1,168,104
968,000	Pacific Basin Ship	1,382,990
1,071,000	Victory City International Holdings	288,448
		10,652,040
Indonesia: 11.7%
2,281,000	Bumi Resources Tbk	2,028,655
517,000	Indo Tambangray PT	1,886,882
1,830,000	International Nickel Indonesia Tbk PT	1,200,813
1,286,000	Telekomunikasi Indonesia Tbk PT	1,018,200
		6,134,550
Isle of Man: 0.2%
192,000	Genting Intl PLC*	81,849
Malaysia: 5.5%
179,700	Digi.Com Bhd	1,314,409
684,250	IOI Corporation Bhd	1,560,111
		2,874,520
Singapore: 10.1%
875,000	Ausgroup, Ltd.	453,401
479,000	Indofood Agri Resources, Ltd.*	897,762
273,000	Singapore Petroleum Co., Ltd.	1,324,317
470,650	Singapore Telecommunications Ltd.	1,252,253
529,000	Straits Asia Resources	1,372,511
		5,300,244

The accompanying notes are an integral part of these financial statements.

Shares	COMMON STOCKS: 100.9% Continued	Value
South Korea: 12.4%
4,360	Hyundai Mipo Dockyard	$854,452
9,200	Korea Zinc Co., Ltd.	1,257,684
14,440	KT&G Corporation	1,242,388
2,450	POSCO	1,274,127
68,700	Samho International Co., Ltd.	906,324
1,590	Samsung Electronics	950,002
		6,484,977
Taiwan: 10.1%
857,607	China Steel Corporation	1,323,721
297,477	Novatek Microelectronics Corporation, Ltd.	864,411
180,250	Shin Zu Shing Co., Ltd.	953,123
444,000	U-Ming Marine Transport Corporation	1,170,230
657,172	Wistron Corporation	939,652
		5,251,137
Thailand: 12.0%
199,500	Electricity Generating PCL	501,211
1,270,000	Glow Energy	1,120,532
838,184	Mermaid Maritime PCL*	825,524
247,000	PTT Exploration & Production PCL	1,425,781
110,500	PTT PCL	998,086
1,141,000	Thoresen Thai Agen	1,399,163
		6,270,297
	Total Common Stocks (cost $44,412,798)	52,716,263
	Total Investments in Securities (cost $44,412,798): 100.9%	52,716,263
	Liabilities in Excess of Other Assets: (0.9)%	(452,521)
	Net Assets: 100.0%	$52,263,742

*  Non-income producing security.

The accompanying notes are an integral part of these financial statements.

SCHEDULE OF INVESTMENTS BY INDUSTRY
at June 30, 2008 (Unaudited)
GUINNESS ATKINSON ASIA FOCUS FUND

Industry	% of Net Assets
Coal	9.8%
Oil & Gas	8.4
Oil & Gas - Exploration & Production	7.9
Steel-Producers	7.5
Telecommunication	6.9
Transportation	6.5
Non-Ferrous Metals	4.7
Electronics	4.0
Metal Processors & Fabrication	3.9
Semiconductors	3.6
Machinery-General Industry	3.2
Electric-Generation	3.1
Agricultural Operations	3.0
Industrials	2.6
Commercial Banks Non-U.S.	2.6
Oil Refining & Marketing	2.5
Telecommunications	2.4
Distribution/Wholesale	2.4
Tobacco	2.4
Auto-Cars/Light Trucks	2.3
Power Conv/Supply Equip	2.1
Computers	1.8
Building & Construction	1.7
Food-Misc/Diversified	1.7
Real Estate	1.7
Shipbuilding	1.6
Textile-Products	0.6
Total Investments in Securities	100.9
Liabilities in Excess of Other Assets	(0.9)
Net Assets	100.0%

The accompanying notes are an integral part of these financial statements.

ASIA PACIFIC DIVIDEND FUND for the period ended June 30, 2008

1.  Performance

The first six months of this year have been a difficult period for all equity markets and not least in Asia. The region's stock markets have fallen further than broad emerging market and world indices.

The Fund has benefited from its exposure to more defensive higher dividend paying stocks which has led to a significant weighting in Thailand which was one of the best performing markets in Asia, the other being Taiwan.

The Fund also has a 10% overweight position in Hong Kong which unlike the same component in the Asia Focus Fund contains no Chinese Red Chip stocks but is made up of banks, consumer stocks and a utility. This has made for a more defensive position at a time when China-related stock prices have been hard pressed. In Taiwan China Steel and U-Ming Marine, a bulk shipper that does most of its work in the spot market rather than on long-term contracts, have been the best performers rising in absolute terms.

The only direct exposure the Fund has had to the financial woes in the U.S. has been through HSBC. However, the bank's 2007 results showed record profits and an increase in Tier 1 capital, with the bulk of the growth coming from Asia and emerging markets, even after having provided aggressively for its U.S. loan book and taking a number of its Special Investment Vehicles onto its balance sheet. And they raised the dividend.

The performance of resources stocks, materials producers and the shipping companies that transport the required raw materials have all been positive contributors to the fund over the period. At present these companies are generating high levels of cash and dividends have been well-supported.

AVERAGE ANNUALIZED TOTAL RETURNS

	6 Months*	1 Year*	Since Inception 31 March 2006
Fund	-4.06%	1.47%	13.89%
Benchmark Index:
MSCI AC Pacific Ex Japan	-15.22%	-3.36%	16.63%
S&P 500	-11.91%	-13.11%	3.25%

*Periods of one year or less are based on actual returns.

The Fund's gross expense ratio is 2.09% per the Prospectus dated April 30, 2008. Guinness Atkinson Asset Management has contractually agreed to waive a portion of its advisory fees so that the Fund's ratio of expenses to average daily net assets will not exceed 1.98% through at least June 30, 2009. To the extent that the Advisor waives fees it may seek repayment of a portion or all of such amounts at any time within the three fiscal years after the fiscal year in which such amounts were waived, subject to the applicable cap.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the Funds may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting www.gafunds.com, or calling (800) 916-6566.

The Fund imposes a 2% redemption fee on shares held less than 30 days. Performance data quoted does not reflect the 2% redemption fee on shares held less than 30 days. Total returns for prior period reflect a fee waiver in effect and in the absence of this waiver, the total returns would be lower.

2.  Portfolio Position

Across the portfolio sector exposure is focused on coal, oil, refining and chemicals in the resources-related sectors; on steel and dry bulk shipping; on certain consumer plays and mobile telecommunications; and on banks. We have steered away from mid-stream industrials and from real estate where dividend payments are low or are, we believe, likely to come under pressure. Technology exposure is now limited to three companies in Taiwan which we consider to be leaders in their areas (notebook PC manufacture, testing services and IC drivers for displays).

ASIA PACIFIC DIVIDEND FUND

3.  Outlook

Inflation pressures stemming from food prices and high oil prices, compounded in a number of cases by the removal or reduction of fuel subsidies, should continue to dog markets and may also force central banks to follow more restrictive monetary policies. The market view appears to be that policy-makers lack the will to implement inflation-busting policies and that this could ultimately lead to more severe pain down the road. It is also true however, that attitudes toward inflation are exceptionally bearish right now and that a wage-price spiral is almost inevitable.

We have taken the view that inflation so far is quite narrowly based and that although Producer Price Inflation has moved up sharply, this does not necessarily pass through into headline Consumer Price Index (CPI). The corollary to that is that the inability to pass on higher costs means narrower margins for manufacturers. Our expectation is that Central bankers will raise interest rates over the next few months but not aggressively, to engineer a deceleration of growth.

Across Asia policy makers have considerable room for manoeuvre to deal with current conditions. The ratio of external debt to foreign exchange reserves, a key issue in the run up to the 1998 crisis is around 18% to 30% with only Korea above 50%. Levels of personal debt, again with the exception of Korea, and corporate debt are low. Banks are well capitalised, asset quality is good and credit is available.

There is a risk that dividend growth could stall over the next twelve months as profit growth in Asia slows. At present consensus forecasts are still pointing to profit growth in 2008 and 2009 but it is possible that these numbers do not take into account the recent rise in inflation and likely interest rate response to that. Firms in Asia have been steadily building cash as investment spending has been deferred and debt levels reduced. We have suggested in the past that this might give way to a renewed capital investment cycle. At present companies may seek to conserve cash against a time when credit conditions in Asia deteriorate, which they have yet to do.

The portfolio is overweight in companies that are generally benefiting from rising commodity and energy prices or in companies that are in mass-market consumables such as mobile telecommunications. We think that in both these areas the operational environment is holding up well and that dividends based on these businesses can be sustained.

Edmund Harriss    12 August 2008

The Funds invest in foreign securities which will involve political, economic and currency risks, greater volatility, and differences in accounting methods. The Funds are non-diversified meaning their assets may be concentrated in fewer individual holdings than diversified funds. Therefore, the Funds are more exposed to individual stock volatility than diversified funds. The Funds invest in smaller companies, which will involve additional risks such as limited liquidity and greater volatility.

The MSCI All Country Pacific Free ex-Japan Index (MSCI AC Pacific Free ex-Japan Index) is a free float-adjusted, capitalization-weighted index that is designed to measure equity market performance in the Pacific region including Japan. The Standard & Poor's 500 Index is a market-capitalization weighted index composed of 500 widely held common stocks of U.S. companies. These indices are unmanaged, not available for investment and do not incur expenses.

Please refer to the Schedule of Investments for details on fund holdings.

The information provided herein represents the opinion of Guinness Atkinson Management for the period stated and is not intended to be a forecast of future events, a guarantee of future results, nor investment advice. Opinions, fund holdings and sector allocations are subject to change at any time and are not recommendations to buy or sell any security.

FUND HIGHLIGHTS at June 30, 2008 (Unaudited)
GUINNESS ATKINSON ASIA PACIFIC DIVIDEND FUND

# of Holdings in Portfolio:	37
Portfolio Turnover:	22.3%
% of Stocks in Top 10:	30.1%
Fund Managers:
Edmund Harriss
Timothy W.N. Guinness

Top 10 Holdings (% of net assets)
OneSteel Ltd	3.2%	Singapore Telecommunications Ltd	3.0%
Bumi Resources Tbk	3.2%	BOC Hong Kong Holdings Ltd	3.0%
KT&G Corp	3.0%	China Shipping Container Lines Co Ltd	2.9%
Incitec Pivot Ltd	3.0%	CLP Holdings Ltd	2.9%
Yanzhou Coal Mining Co Ltd	3.0%	Digi.Com BHD	2.9%
Country Breakdown (% of net assets)
Hong Kong	22.2%	Australia	6.2%
Taiwan	15.2%	Indonesia	5.7%
China	13.8%	Malaysia	2.9%
Thailand	13.1%	Philippines	2.5%
Singapore	8.5%	New Zealand	2.5%
South Korea	8.2%
Sector Breakdown (% of Investments)
Steel-Producers	11.2%	Oil Refining & Marketing	2.8%
Telecommunication Services	11.2%	Industrials	2.8%
Commer Banks Non-U.S.	10.2%	Computers	2.8%
Semiconductors	7.5%	Petrochemicals	2.8%
Coal	5.5%	Distribution/Wholesale	2.7%
Transportation	5.3%	Oil Refining&Marketing	2.7%
Auto/Trk Prts&Equip-Repl	3.0%	Oil & Gas	2.6%
Retail-Hair Salons	3.0%	Electric-Generation	2.6%
Agricultural Chemicals	2.9%	Chemicals-Plastics	2.5%
Machinery-General Industry	2.9%	Food-Meat Products	2.5%
Tobacco	2.9%	Telecommunications	2.4%
Electric-Integrated	2.8%	Electronic Components	2.4%

SCHEDULE OF INVESTMENTS IN SECURITIES
at June 30, 2008 (Unaudited)

GUINNESS ATKINSON ASIA PACIFIC DIVIDEND FUND

Shares	COMMON STOCKS: 100.8%	Value
Australia: 6.1%
3,358	Incitec Pivot, Ltd.	$595,542
88,000	Onesteel, Ltd.	627,647
		1,223,189
China: 13.8%
253,801	Angang Steel Co., Ltd.	509,083
194,000	China Shipping Development Co., Ltd.	582,205
724,000	People's Food Holdings, Ltd.	548,102
402,000	PetroChina Co., Ltd.	520,722
320,000	Yanzhou Coal Mining Co., Ltd.	595,082
		2,755,194
Hong Kong: 22.2%
222,000	BOC Hong Kong Holdings, Ltd.	587,938
67,500	CLP Holdings, Ltd.	578,281
51,400	Esprit Holdings, Ltd.	533,957
7,200	HSBC Holdings PLC - ADR	552,240
197,000	Industrial and Commercial Bank of China (Asia), Ltd.	531,835
1,513,000	Modern Beauty Salon Holdings, Ltd.	523,915
379,000	Pacific Basin Ship	541,481
94,000	Vtech Holdings, Ltd.	566,610
		4,416,257
Indonesia: 5.7%
705,000	Bumi Resources Tbk	627,007
653,500	Telekomunikasi Indonesia Tbk PT	517,413
		1,144,420
Malaysia: 2.9%
78,400	Digi.Com Bhd	573,454
New Zealand: 2.5%
88,600	New Zealand Refining Co., Ltd.	489,567
Philippines: 2.5%
18,980	Globe Telecom, Inc.	498,862
Singapore: 8.5%
221,000	Singapore Telecommunications, Ltd.	588,012
114,000	Singapore Petroleum Co., Ltd.	553,012
40,000	United Overseas Bank, Ltd.	547,425
		1,688,449
South Korea: 8.2%
8,700	Kookmin Bank	513,991
6,990	KT&G Corporation	601,405
990	POSCO	514,851
		1,630,247

The accompanying notes are an integral part of these financial statements.

Shares	COMMON STOCKS: 100.8% Continued	Value
Taiwan: 15.3%
340,247	China Steel Corporation	$525,173
524,282	Compal Electronics, Inc.	566,549
181,400	Depo Auto Parts Industrial Co., Ltd.	473,924
421,223	Greatek Electronics, Inc.	492,650
160,479	Novatek Microelectronics Corporation, Ltd.	466,321
194,000	U-Ming Marine Transport Corporation	511,317
		3,035,934
Thailand: 13.1%
549,100	Glow Energy	484,476
177,100	PTT Chemical PCL	556,169
55,300	PTT PCL	499,494
797,300	Thai Plastic & Chemical PCL	515,079
456,700	Thoresen Thai Agen	560,033
		2,615,251
	Total Common Stocks (cost $20,308,970)	20,070,824
	Total Investments in Securities (cost $20,308,970): 100.8%	20,070,824
	Liabilities in Excess of Other Assets: (0.8)%	(167,548)
	Net Assets: 100.0%	$19,903,276

ADR American Depository Receipt

The accompanying notes are an integral part of these financial statements.

SCHEDULE OF INVESTMENTS BY INDUSTRY
at June 30, 2008 (Unaudited)
GUINNESS ATKINSON ASIA PACIFIC DIVIDEND FUND

Industry	% of Net Assets
Steel-Producers	11.3%
Telecommunication Services	11.3
Commerical Banks Non-U.S.	10.2
Semiconductors	7.5
Coal	5.6
Transportation	5.3
Auto/Truck Parts & Equipment	3.1
Retail-Hair Salons	3.0
Agricultural Chemicals	2.9
Machinery-General Industry	2.9
Tobacco	2.9
Electric-Integrated	2.8
Oil Refining & Marketing	2.8
Industrials	2.8
Computers	2.8
Petrochemicals	2.8
Distribution/Wholesale	2.7
Oil Refining&Marketing	2.7
Oil & Gas	2.6
Electric-Generation	2.6
Chemicals-Plastics	2.6
Food-Meat Products	2.6
Telecommunications	2.6
Electronic Components	2.4
Total Investments in Securities	100.8
Liabilities in Excess of Other Assets	(0.8)
Net Assets	100.0%

The accompanying notes are an integral part of these financial statements.

CHINA & HONG KONG FUND for the period ended June 30, 2008

1.  Performance

In the first half of the year stock markets in China and Hong Kong continued their retreat from the peak reached in October 2007. Over-stretched valuations and a desire to reduce "risk" in turbulent global conditions we believe are the key reasons for this. The underlying economy is not the problem since growth was still robust in the period and government efforts to tackle problems of overheating, which dominated concerns last year, have been successful and have not been disruptive.

Natural disasters have been a significant part of life for China this year. Ice storms in January and February were the worst in over half a century and had the primary effect of forcing up the prices of fresh food. (Pork prices are still high following the outbreak of disease in China's herds last year.) The earthquake in Sichuan province wrought widespread devastation, loss of life and severe economic disruption in the province. Hydro-electric generating capacity is concentrated in this area and 390 dams were said to be at risk. Most recently, China has had to cope with extensive flooding in the south.

Resources have been redirected to address these areas but overall macro-economic policy has not changed. While headline consumer price inflation remains high the administrative policy, if not conventional monetary policy, remains tight. Banks are still subject to measures curbing their ability to lend through steady increases in Required Reserve Ratios while lending for property-related activity is heavily discouraged. The approach has remained unchanged since the end of 2007 and has been successful insofar as money supply and lending growth have remained in the range of 15%-18% that has been maintained since 2005/6.

We have been expecting headline inflation to come down as food price pressures fade and the high base for comparison takes effect and this is beginning to come through. Consumer Price Index (CPI) inflation has come down from a peak of 8.5% to 7.7% in May and this may have been behind the move in June to lift price caps on gasoline and diesel by 16% and 18% respectively. The lower price caps lie behind the recent fuel shortages in China as refineries that do not receive state subsidies were forced simply to shut down production as crude oil prices surged. We think that the new higher fuel prices will bring refining production back on stream and will increase demand for oil rather than diminish it.

AVERAGE ANNUALIZED TOTAL RETURNS

	6 Months*	1 Year*	3 Years	5 Years	10 Years
Fund	-20.73%	2.74%	23.02%	25.24%	15.84%
Benchmark Index:
Hang Seng Composite	-19.65%	3.03%	22.71%	24.98%	N/A
Hang Seng	-19.00%	4.80%	19.53%	22.27%	13.51%
S&P 500	-11.91%	-13.11%	4.40%	7.57%	2.88%

*Periods of one year or less are based on actual returns.

The Fund's gross expense ratio is 1.44% per the Prospectus dated April 30, 2008. Guinness Atkinson Asset Management has contractually agreed to waive a portion of its advisory fees so that the Fund's ratio of expenses to average daily net assets will not exceed 1.98% through at least June 30, 2009. To the extent that the Advisor waives fees it may seek repayment of a portion or all of such amounts at any time within the three fiscal years after the fiscal year in which such amounts were waived, subject to the applicable cap.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the Funds may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting www.gafunds.com, or calling (800) 916-6566.

The Fund imposes a 2% redemption fee on shares held less than 30 days. Performance data quoted does not reflect the 2% redemption fee on shares held less than 30 days. Total returns for prior period reflect a fee waiver in effect and in the absence of this waiver, the total returns would be lower.

2.  Portfolio Position

The portfolio is positioned to benefit from China's current stance to promote domestic growth at a time when the export manufacturing sector is coming under pressure. Any policy efforts to support growth are likely to come in the form of new investment and infrastructure together with moves to ease some of the constraints placed on the real estate sectors. The main

CHINA & HONG KONG FUND

exposures in the portfolio are to the resources and materials sectors as well as transportation, especially dry bulk shipping. We have also been seeking to raise exposure to the consumer sector and following the end of the period we initiated positions in a three internet and on-line gaming stocks.

3.  Outlook & Strategy

We expect that over the coming twelve months headline growth in China will slow from over 11% to 9%-10% and the bulk of this slow down will be as a result of declining net exports. However, we do expect domestic growth and investment to remain strong and with inflationary pressures easing policymakers have much greater room to switch policy tack and indeed they have already done so to some degree.

Stock market valuations for Chinese and Hong Kong stocks have already come back to attractive levels, especially when we consider that earnings' growth of 16-18% is achievable this year. We have kept the portfolio oriented toward domestic sectors in upstream commodities and materials companies and downstream consumer companies.

We have stayed away from mid-stream manufacturers. Margin pressures have built up as companies have been unable to adjust selling prices to keep up with the rapid rises in the cost of raw materials. The government has already taken some steps to help exporters by increasing tax rebates. Nevertheless, life is becoming increasingly difficult for lower-end manufacturers as China's lowest cost advantage is being eroded by higher wages. The pressure is on to move into higher value-added manufacturing such as electronics assembly.

The portfolio strategy remains directed, as it has been for the past two years, toward concentrating on upstream sectors and consumer-related stocks and away from mid-stream manufacturers. We believe these are the sectors that may prove most resilient and will benefit most from any relaxation in policy. We look to build positions on price weakness and remain focused on our core investment criteria of quality, value, earnings momentum and price.

Edmund Harriss    12 August 2008

The Funds invest in foreign securities which will involve political, economic and currency risks, greater volatility, and differences in accounting methods. The Funds are non-diversified meaning their assets may be concentrated in fewer individual holdings than diversified funds. Therefore, the Funds are more exposed to individual stock volatility than diversified funds. The Funds invest in smaller companies, which will involve additional risks such as limited liquidity and greater volatility.

The Hang Seng Composite Index is a market-capitalization weighted index that comprises the top 200 companies listed on the Hong Kong Stock Exchange, based on the average market-capitalization for the past twelve months. The Hang Seng Composite Index commenced on January 3, 2000 and therefore does not have five-year returns or returns since the Fund's inception. The Hang Seng Index is a barometer of the Hong Kong Stock Market whose aggregate market capitalization accounts for about 70% of the total market-capitalization of the Stock Exchange of Hong Kong Limited. The Standard & Poor's 500 Index is a market-capitalization weighted index composed of 500 widely held common stocks of U.S. companies. These indices are unmanaged, not available for investment and do not incur expenses.

Please refer to the Schedule of Investments for details on fund holdings.

The information provided herein represents the opinion of Guinness Atkinson Management for the period stated and is not intended to be a forecast of future events, a guarantee of future results, nor investment advice. Opinions, fund holdings and sector allocations are subject to change at any time and are not recommendations to buy or sell any security.

FUND HIGHLIGHTS at June 30, 2008 (Unaudited)
Guinness Atkinson China & Hong Kong Fund

# of Holdings in Portfolio:	39
Portfolio Turnover:	9.2%
% of Stocks in Top 10:	50.1%
Fund Managers:
Edmund Harriss
Timothy W.N. Guinness

Top 10 Holdings (% of net assets)
China Mobile Ltd	7.0%	PetroChina Co Ltd	4.5%
CNOOC Ltd	6.7%	Hang Seng Bank	4.1%
Yanzhou Coal Mining Co Ltd	6.4%	HSBC Holdings PLC	3.7%
China Shipping Container Lines Co Ltd	5.9%	Angang Steel Co Ltd	3.6%
Lenovo Group Ltd	4.7%	BOC Hong Kong Holdings Ltd	3.5%
Top Country (% of net assets)
Hong Kong	60.8%	United States	4.8%
China	32.8%	Cayman Islands	1.9%
Sector Breakdown (% of Investments)
Commer Banks Non-U.S.	13.6%	Electronics	2.6%
Oil & Gas	12.7%	Auto-Cars/Light Trucks	2.5%
Real Estate	10.4%	Metal Processors&Fabrica	2.3%
Telecommunications	9.8%	Agricultural Operations	2.2%
Coal	8.7%	Power Conv/Supply Equip	2.1%
Transportation	7.5%	Batteries/Battery System	2.0%
Diversified Operations	5.4%	Machinery-General Indust	0.8%
Computers	4.7%	Textile-Products	0.8%
Industrials	4.6%	Retail-Hair Salons	0.5%
Steel-Producers	3.6%	Retail	0.2%
Distribution/Wholesale	3.0%

SCHEDULE OF INVESTMENTS IN SECURITIES
at June 30, 2008 (Unaudited)

GUINNESS ATKINSON CHINA & HONG KONG FUND

Shares	COMMON STOCKS: 100.3%	Value
Agricultural Operations: 2.2%
3,361,800	Chaoda Modern Agriculture	$4,242,536
Auto – Cars/Light Trucks: 2.5%
12,872,000	Denway Motors Ltd.	4,969,024
Batteries/Battery System: 2.0%
3,072,600	BYD Co., Ltd.	3,940,620
Coal: 8.7%
2,615,000	China Coal Energy Co.	4,574,510
6,653,200	Yanzhou Coal Mining Co., Ltd.	12,372,490
		16,947,000
Commercial Banks: 13.6%
2,577,000	BOC Hong Kong Holdings, Ltd.	6,824,850
244,650	Dah Sing Financial Holdings, Ltd.	1,973,579
377,000	Hang Seng Bank	7,953,639
468,700	HSBC Holdings PLC	7,267,412
188,400	Wing Hang Bank, Ltd.	2,495,972
		26,515,452
Computers: 4.7%
13,662,000	Lenovo Group, Ltd.	9,251,385
Distribution/Wholesale: 3.1%
573,571	Esprit Holdings, Ltd.	5,958,415
Diversified Operations: 5.4%
893,000	Shanghai Industrial Holdings, Ltd.	2,622,681
3,724,000	Tianjin Development Holdings, Ltd.	2,364,141
1,326,298	Wharf Holdings, Ltd.	5,553,705
		10,540,527
Electronics: 2.6%
1,121,000	Kingboard Chemical Holdings, Ltd.	5,175,671
Industrials: 4.7%
919,000	Beijing Enterprise	3,005,483
4,240,000	Pacific Basin Ship	6,057,726
		9,063,209
Machinery-General Industry: 0.8%
3,510,000	Chen Hsong Holdings	1,499,029
Medical – Drugs: 0.0%
124,000	Far East Pharmaceutical Technology*†^	—
Metal – Processors & Fabercations: 2.3%
2,270,000	Jiangxi Copper Co., Ltd.	4,454,263

The accompanying notes are an integral part of these financial statements.

Shares	COMMON STOCKS: 100.3% Continued	Value
Oil & Gas: 12.7%
7,602,000	CNOOC, Ltd.	$13,083,951
6,210,000	CNPC Hong Kong, Ltd.	2,930,879
6,796,000	PetroChina Co., Ltd.	8,803,052
		24,817,882
Power Conversion/Supply Equipment: 2.2%
1,426,000	Dongfang Electrical Machinery Co., Ltd.	4,188,066
Real Estate: 10.5%
2,130,000	Guangzhou R&F Properties Holdings, Ltd.	3,971,939
6,878,000	Midland Holdings, Ltd.	4,269,392
2,422,392	Sino Land Co.	4,815,425
6,839,000	Soho China, Ltd.	3,727,692
1,354,000	Wheelock & Co., Ltd.	3,629,305
		20,413,753
Retail: 0.6%
698,000	Glorious Sun Enterprise, Ltd.	343,752
2,560,000	Modern Beauty Salon Holdings, Ltd.	886,466
		1,230,218
Steel Producers: 3.6%
3,528,000	Angang Steel Co., Ltd.	7,076,587
Telecommunications: 9.9%
1,018,000	China Mobile, Ltd.	13,682,568
919,000	Vtech Holdings, Ltd.	5,539,517
		19,222,085
Textiles: 0.8%
5,512,000	Victory City International Holdings, Ltd.	1,484,523
Transportation: 7.4%
3,852,000	China Shipping Container Lines Co., Ltd.	11,560,076
5,204,000	Shenzhen Expressway Co., Ltd.	3,043,411
		14,603,487
	Total Common Stocks (cost $156,153,579)	195,593,732
Warrants: 0.0%
100	Surface Mount Technology Holdings, Ltd.*†^	—
	Total Investments in Securities (cost $156,153,579): 100.3%	195,593,732
	Liabilities in Excess of Other Assets: (0.3)%	(644,271)
	Net Assets: 100.0%	$194,949,461

*  Non-income producing security.

^  Fair valued under direction of the Board of Trustees.

†  Illiquid

The accompanying notes are an integral part of these financial statements.

GLOBAL ENERGY FUND for the period ended June 30, 2008

1.  Performance

The Global Energy Fund in the first six months of 2008 produced a total return of 17.98%. This compares favourably to the price return of the Morgan Stanley Capital International World Energy Index of 9.54%, and is also well ahead of the broad U.S. market which was down considerably, as exemplified by the S&P 500 Index's total return of -11.91%.

AVERAGE ANNUALIZED TOTAL RETURNS

	6 Months*	1 Year*	Since Inception 30 June 2004
Fund	17.98%	34.98%	37.33%
Benchmark Index:
MSCI World Energy Index	9.54%	21.42%	26.71%
S&P 500	-11.91%	-13.11%	4.88%

*Periods of one year or less are based on actual returns.

The Fund's gross expense ratio is 1.34% per the Prospectus dated April 30, 2008. Guinness Atkinson Asset Management has contractually agreed to waive a portion of its advisory fees so that the Fund's ratio of expenses to average daily net assets will not exceed 1.45% through at least June 30, 2009. To the extent that the Advisor waives fees it may seek repayment of a portion or all of such amounts at any time within the three fiscal years after the fiscal year in which such amounts were waived, subject to the applicable cap.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the Funds may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting www.gafunds.com, or calling (800) 916-6566.

The Fund imposes a 2% redemption fee on shares held less than 30 days. Performance data quoted does not reflect the 2% redemption fee on shares held less than 30 days. Total returns for prior period reflect a fee waiver in effect and in the absence of this waiver, the total returns would be lower.

2. Activity

We made a number of changes to the portfolio over the period. We had sold our half unit of Canadian Oil Sands Trust in December and we replaced it with Singapore Petroleum in January. Singapore Petroleum had scored consistently well on our screens and in our opinion looked very cheap on price/earnings.

At the same time we switched out of Sasol and into Halliburton. We have been looking for a good entry point into one of the large integrated oil service companies and we felt Halliburton on 11x 2008 earnings looked very compelling. Sasol performed well in the fourth quarter of 2007 and by selling it we reduced our emerging market exposure.

In February we sold two stocks from our research portfolio: Encore Oil and Imperial Energy, both of which had performed very well. We replaced these research positions with Kentz and Western Zagros. Kentz is a small oil services company which recently listed on AIM with good exposure to the Middle Eastern market. Western Zagros is an independent exploration and production company with acreage in Kurdistan. The research portfolio currently comprises 9 stocks and makes up approximately one unit of the Fund.

During April we reduced our exposure to Canadian oil sands by selling our holding in Suncor Energy. Suncor reached an all time high share price in April and had been a particularly strong beneficiary of the high oil price.

In June we switched out of Whiting Petroleum and bought Swift Energy. Whiting had been one of our best performing stocks in 2008, and in switching into Swift, we replaced it with another U.S. oil and gas exploration company but one which trades more cheaply on around 7x 2008 earnings.

We also reduced our overweight position in nine integrated stocks and bought Marathon and Repsol, giving us the same overall exposure to integrated companies but diversified among two additional companies. Marathon and Repsol both have what we believe are increasingly promising international Exploration and Production (E&P) portfolios, while also trading on attractive multiples.

3. Portfolio Position

The portfolio now consists of 24 core holdings which are broadly equally weighted at one unit each, 6 companies which are 2/3 of a unit (4 units in total) and a further unit comprised of three oil service stocks. There are also nine "research" holdings in small cap stocks comprising in aggregate around 2%.

The invested fund at June 30 was on a Price Earnings Ratio (PER) (2008) of 10.2x (12.9x 2007) with a median PER (2008) of stocks held of 9.6x. By comparison the S&P 500 Index at 1280.00 was on a PER of 17.6x (2008) (Based on S&P 500 'as reported' earnings per share estimates of 72.56 for 2008).

The star performers over the first six months of 2008 have been our land drillers. Patterson-UTI was up 84.6% and Unit Corp was up 79.4%. Other notable performers were Pioneer Natural Resources (up 60.3%) and Hercules Offshore (up 59.9%). The worst performing holdings have been Exxon Mobil, BP, OMV, Royal Dutch Shell and Helix, with performance ranging from -0.3% (Helix) to -5.9% (Exxon Mobil).

The Sector and Geographic weightings of the portfolio (ignoring cash) at June 30 were as follows:

Sector Breakdown

	30 June 2008	31 Dec 2007
Integrated	47.5	47.2
Emerging markets	4.4	10.5
E&P Oil sands	12.1	13.9
E&P	14.0	15.5
Sub-total E&P	26.1	29.4
Oil services & equip.	16.3	10.6
Refining	3.3	0
Coal	2.4	2.3
Total	100	100

Geographic Breakdown

	30 June 2008	31 Dec 2007
U.S.	51.0	48.2
Canada	17.2	18.9
UK	7.3	8.2
Latin America, China, Russia, Africa	4.4	10.5
Europe	16.8	14.2
Singapore	3.3	0
Total	100	100

The January switch out of Sasol into Halliburton is reflected in both the sector and geographic breakdowns as are the sale of Suncor and the purchase of Singapore Petroleum.

GLOBAL ENERGY FUND

4. Market Background

2008 has been a remarkable year for the oil price. Having ended 2007 at $96 it fell back below $90 in January before rallying strongly to move through $100 for the first time in February. It then surged higher, and breached $110 in March, $130 in May and ended June at exactly $140. It subsequently rose even further ($147) before falling back considerably to $119 as I write. West Texas Intermediate (WTI) averaged $111 for the first half of the year (having averaged $72 for 2007) which means that it will have to trade $40 below current levels ($120) for a sustained period to end up with a 2008 average price of less than $100.

The reasons for this large run-up are not as mysterious as many commentators claim. The oil market has always been one where significant short term moves can occur when supply falls short of demand even by quite small amounts. In the short term, we have seen disruptions to Nigerian supply, a decline in Russian production, and no meaningful production increases from the Organization of Petroleum Exporting Companies (OPEC), despite the Jeddah summit in June. On the demand side, short-term demand has been dented in the Organization for Economic Co-operation and Development (OECD) countries but there is no real sign of demand destruction in the developing world. Global demand for 2008 is forecast to grow 0.9m b/day, split 1.4m b/day non-OECD, and -0.5m b/day OECD.

The longer term outlook looks little better. The International Energy Agency's (IEA) Medium Term Outlook was published at the beginning of July but I include it here because it is very significant. It confirmed the market's suspicions that meaningful non-OPEC supply growth is still some way off, if possible at all. The growth in non-OPEC supply was 2% per annum from 1998-2003, 1% from 2003-2008 and is forecast to be 0.5% from 2008-2013. Global demand is expected to grow by 1.6% per year on average over the same period, from 86.9m b/day to 94.1m b/day in 2013. One of the major reasons for this non-OPEC supply shortfall is that former Soviet Union (FSU) production, which has driven non-OPEC supply (7.9m b/day in 2000 to 12.6m b/day in 2007), is struggling to increase: Russia makes up approximately 80% of the FSU aggregate total, and Russian production is forecast to fall in 2009 and 2010, with the IEA blaming higher fiscal take and deferred investment at existing fields.

Allied to this seeming supply shortfall, we have seen large flows by institutional investors into commodity funds for diversification reasons (the Michael Masters testimony to U.S. senate publicized and attempted to quantify this), speculative demand fuelled by a renewed fear of a U.S. or Israeli strike on Iran's nuclear facilities, a weak dollar and the animal spirits of commercial traders in oil companies and their customers. All of these have buoyed the oil price to some degree over the first half of the year.

The rise in the gas price has been even more dramatic. The Henry Hub price began the year at $7.16 and moved up 84% over the six month period to $13.18 on June 30. On the supply side, liquid natural gas (LNG) shipments to the U.S. remain well below levels seen last year: imports into the U.S. for the first half of 2008 averaged 0.9 Billion cubic feet (Bcf)/day, compared to 2.6 Bcf/day in the first half of 2007. This was due to the continued diversion of cargoes towards Europe and Japan where prices remain at a premium to those in the U.S. However, the growth in domestic natural gas production has been very strong, up approximately 8% year-on-year, more than enough to offset the LNG shortfall. A more salient factor, I think, has been the large jump in U.S. coal prices: the Central Appalachian coal spot price jumped from $55.50 at the end of December to $133.50 at the end of June, driven by exceptionally tight global coal markets caused primarily by increased demand in China and production problems in Australia and South Africa. The U.S. exported 15.8m short tons in the first quarter of 2008, the third largest quarter since 1999 and 42% up on the same period in 2007: coal imports into the U.S. were also down over the same period by 13%. With much of the coal exported from Asia and the Pacific destined to feed growing appetites in China and India, European electricity and metallurgical plants have turned to the U.S. in greater force. Whereas only 44 percent of total U.S. coal exports were sent to Europe in 2007, exports to Europe increased to 59 percent during the first quarter of 2008.

5. Outlook

So where do all of these changes leave the market for 2008? We believe that the spike to $147 was a short-term phenomenon, and expect the price to ease back to $100-$110 over the coming months, a level which should not disrupt the world economy. If the oil price were to average $110 for 2008, it would represent a 53% move up from the average in 2007 ($72). While this sounds like a very large uplift, we should not forget that the world has absorbed some big year-on-year rises before:

	2002	2003	2004	2005	2006	2007
Average WTI ($)	26.1	31.2	41.7	56.6	66.1	72.2
Change y-o-y* ($)		5.1	10.5	14.9	9.5	6.1
Change y-o-y *(%)		20%	34%	36%	17%	9%

*year-over-year

The supply-demand balance looks reasonable for the remainder of the year. Forecast demand growth of 900,000 barrels per day (b/day) year-on-year is met by non-OPEC supply growth of 350,000 b/day, NGL growth of 300,000 b/day, and other biofuels growth of 200,000 b/day. Saudi Arabia, Iraq and Angola are all increasing production, and this should help to loosen the market further. There is also the possibility that the shock therapy effect of the recent oil price spike triggers real behavioral change by consumers and that the demand growth comes in at lower 0.9m b/day.

The fund continues to seek to be well-placed to benefit from a sustained high oil price environment, and we hope that over the months and years your faith in our fund management will be rewarded.

Tim Guinness  5 August 2008

The Funds invest in foreign securities which will involve political, economic and currency risks, greater volatility, and differences in accounting methods. The Funds are non-diversified meaning their assets may be concentrated in fewer individual holdings than diversified funds. Therefore, the Funds are more exposed to individual stock volatility than diversified funds. The Funds invest in smaller companies, which will involve additional risks such as limited liquidity and greater volatility.

The MSCI World Index is an unmanaged index composed of more than 1,400 stocks listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand and the Far East. The S&P 500 Index is a broad based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general. These indices are unmanaged, not available for investment and do no incur expenses.

PER – Price to Earnings ratio is calculated by dividing current price of the stock by the company's trailing months' earnings per share.

Please refer to the Schedule of Investments for details on fund holdings.

The information provided herein represents the opinion of Guinness Atkinson Management for the period stated and is not intended to be a forecast of future events, a guarantee of future results, nor investment advice. Opinions, fund holdings and sector allocations are subject to change at any time and are not recommendations to buy or sell any security.

FUND HIGHLIGHTS at June 30, 2008 (Unaudited)
GUINNESS ATKINSON GLOBAL ENERGY FUND

# of Holdings in Portfolio:	40
Portfolio Turnover:	28.5%
% of Stocks in Top 10:	34.3%
Fund Managers:
Timothy W.N. Guinness
Edmund Harriss

Top 10 Holdings (% of net assets)
Petroleo Brasileiro SA	3.5%	Halliburton Co	3.4%
Swift Energy Co	3.5%	Helix Energy Solutions Group Inc	3.4%
Royal Dutch Shell PLC	3.5%	BP PLC	3.4%
Occidental Petroleum Corp	3.4%	Exxon Mobil Corp	3.4%
Total SA	3.4%	OMV AG	3.4%
Country Breakdown (% of net assets)
United States	47.1%	Austria	3.4%
Canada	16.6%	Norway	3.3%
Britain	4.1%	Italy	3.3%
Cayman Islands	3.7%	Singapore	3.3%
Brazil	3.5%	Spain	3.2%
Netherlands	3.5%	Ireland	0.3%
France	3.4%	China	0.1%
Sector Breakdown (% of Investments)
Oil/Integrated	54.4%	Oil Refining & Marketing	3.4%
Oil & Gas - Exploration & Production	23.5%	Coal	2.4%
Oil & Gas - Drilling	9.0%	Machinery-General Industry	0.1%
Oil & Gas - Field Services	7.2%

SCHEDULE OF INVESTMENTS IN SECURITIES
at June 30, 2008 (Unaudited)

GUINNESS ATKINSON GLOBAL ENERGY FUND

Shares	COMMON STOCKS: 98.8%	Value
Coal: 2.4%
24,730	Peabody Energy Corporation	$2,177,477
Machinery – General Industry: 0.1%
914,780	Shandong Molong Petroleum Machinery Co., Ltd.	92,683
Oil & Gas – Drilling: 8.9%
47,082	Ensign Energy Services, Inc.	1,025,951
27,763	Hercules Offshore, Inc.*	1,055,549
57,470	Patterson-UTI Energy, Inc.	2,071,219
19,891	Transocean, Inc.	3,031,190
12,310	Unit Corporation*	1,021,361
		8,205,270
Oil & Gas – Exploration & Production: 23.2%
99,000	Afren PLC*	333,256
26,170	Anadarko Petroleum Corporation	1,958,563
14,509	Apache Corporation	2,016,751
91,089	Coastal Energy Co.*	376,969
31,759	Dragon Oil PLC*	289,411
22,336	EnCana Corporation	2,045,002
5,960	Grey Wolf Exploration, Inc.*	14,261
75,230	Nexen, Inc.	2,999,757
129,688	OPTI Canada, Inc.*	2,937,916
25,920	Pioneer Natural Resources Co.	2,029,018
40,530	Plains Exploration & Production Co.*	2,957,474
48,400	Swift Energy Co.*	3,197,304
62,740	Westernzagros Res, Ltd.*	183,353
		21,339,035
Oil & Gas – Field Services: 7.2%
59,200	Halliburton Co.	3,141,744
75,080	Helix Energy Solutions Group Inc.*	3,126,331
84,900	Kentz Corporation*	296,785
		6,564,860
Oil Refining & Marketing: 3.3%
624,000	Singapore Petroleum Co., Ltd.	3,027,011
Oil/Integrated: 53.7%
267,385	BP PLC	3,106,335
30,826	Chevron Corporation	3,055,781
32,328	Conoco Phillips	3,051,440
81,500	Eni SPA	3,041,131
35,000	Exxon Mobil Corporation	3,084,550
24,243	Hess Corporation	3,059,224
54,407	Imperial Oil, Ltd.	2,996,467
58,700	Marathon Oil Corporation	3,044,769
35,208	Occidental Petroleum Corporation	3,163,791
39,233	OMV AG	3,079,874

The accompanying notes are an integral part of these financial statements.

GUINNESS ATKINSON GLOBAL ENERGY FUND

Shares	COMMON STOCKS: 98.8% Continued	Value
Oil/Integrated: 53.7% Continued
54,430	Petro-Canada	$3,048,443
55,860	Petroleo Brasileiro SA - ADR	3,237,087
75,300	Repsol YPF SA	2,967,461
77,371	Royal Dutch Shell PLC	3,183,683
81,950	Statoil ASA	3,055,506
37,000	Total SA	3,157,404
		49,332,946
	Total Common Stocks (cost $63,483,751)	90,739,282
	Total Investments in Securities (cost $63,483,751): 98.8%	90,739,282
	Other Assets less Liabilities: 1.2%	1,096,969
	Net Assets: 100.0%	$91,836,251

*  Non-income producing security.

ADR American Depository Receipt

The accompanying notes are an integral part of these financial statements.

GLOBAL INNOVATORS FUND for the period ended June 30, 2008

1.  Performance

The Global Innovators Fund in the first six months of 2008 produced a return of -16.70%. The fund underperformed both the NASDAQ Index (down 13.18%), and the S&P 500 Index (down 11.91%). Since inception and over three and five years the total return continues to exceed that of both its benchmark indices which is of course our longer term aim.

AVERAGE ANNUALIZED TOTAL RETURNS

	6 Months*	1 Year*	3 Years	5 Years	Since Inception 15 December 1998
Fund	-16.70%	-13.33%	10.94%	11.52%	4.68%
Benchmark Index:
S&P 500	-11.91%	-13.11%	4.40%	7.57%	1.90%
NASDAQ Composite	-13.18%	-11.18%	4.51%	7.90%	2.67%

*Periods of one year or less are based on actual returns.

The Fund's gross expense ratio is 1.38% per the Prospectus dated April 30, 2008. Guinness Atkinson Asset Management has contractually agreed to waive a portion of its advisory fees so that the Fund's ratio of expenses to average daily net assets will not exceed 1.55% through at least June 30, 2009. To the extent that the Advisor waives fees it may seek repayment of a portion or all of such amounts at any time within the three fiscal years after the fiscal year in which such amounts were waived, subject to the applicable cap.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the Funds may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting www.gafunds.com, or calling (800) 916-6566.

The Fund imposes a 2% redemption fee on shares held less than 30 days. Performance data quoted does not reflect the 2% redemption fee on shares held less than 30 days. Total returns for prior period reflect a fee waiver in effect and in the absence of this waiver, the total returns would be lower.

2.  Activity

In the first half of 2008 our dealing was limited to dealing on flows and rebalancing.

3.  Portfolio Position

The Portfolio consists of 30 holdings.

The portfolio on the June 30, by our calculations, had a PER (2008) of 14.0X (16% below the S&P500 at June 30 of 16.6X). Furthermore the stocks held by the portfolio were at that date on average 41% undervalued (i.e. 41% scope for appreciation) versus the market when we applied our discounted cash flow model to the individual constituents.

The best performing holdings have been Taiwan Semiconductor Manufacturing, Schlumberger, Check Point Software, Applied Materials, and Honda. The worst performing holdings have been Garmin, Infospace, AIG, Nvidia, and Qwest.

GLOBAL INNOVATORS FUND

The Sector and Geographic weightings of the portfolio (ignoring cash) at June 30 were as follows:

Sector Breakdown

	30 June 2008	31 Dec 2007
IT Hardware	21.4%	20.7%
Telecommunications	16.6	15.9
Internet	13.9	15.0
IT Software	12.6	12.7
Financial	9.9	9.8
Oil	7.7	7.3
Retail	7.2	7.5
Basic Materials	3.7	3.6
Consumer	3.6	4.3
Media/Entertainment	3.4	3.2
Healthcare	0.0	0.0
	100.0	100.0

Geographic Breakdown

	30 June 2008	31 Dec 2007
U.S.	61.7%	64.2%
Asia ex Japan	10.9	8.0
Japan	10.7	10.6
UK	9.2	9.8
Europe	3.9	3.8
Latin America	3.6	3.6
	100.0	100.0

4.  Investment Approach

In managing the Global Innovators Fund we seek companies that exhibit New Economy characteristics using stocks that are in or have once been in the Wired 40 as our starting point. We pay close attention to four factors in screening all stocks considered for purchase. These four factors are: (a) value, meaning a disciplined quantitative methodology used to rank all companies on similar basis projecting their internal cash flows using consensus forecast and historic trend data and applying a common overall market determined discount rate to imply fair value and compare this to actual price); (b) business quality (quantitatively ranking companies for the attractiveness of their return on capital metrics); (c) improving results (1 and 3 month earnings estimates revisions); and (d) good recent market price performance (looking particularly for above trend momentum and rising volatility). This screening approach is supported by appropriate due diligence both on the quality of the quantitative inputs to the screening process, and of a more traditional form. Also top down "thematic" judgements will be used in the process of evaluating potential Fund purchases and a regular sell discipline involving review of large movers in the portfolio is also employed.

We hope that over the months and years to come investors will find their faith in our fund management and in the prospects for this fund with its focus on the future in particular will be rewarded.

Tim Guinness  10 July 2008

The Funds invest in foreign securities which will involve political, economic and currency risks, greater volatility, and differences in accounting methods. The Funds are non-diversified meaning their assets may be concentrated in fewer individual holdings than diversified funds. Therefore, the Funds are more exposed to individual stock volatility than diversified funds. The Funds invest in smaller companies, which will involve additional risks such as limited liquidity and greater volatility.

The S&P 500 Index is a broad based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general. The NASDAQ Composite Index is a market capitalization weighted index that is designed to represent the performance of the National Market System which includes over 5,000 stocks traded only over-the-counter and not on an exchange. These indices are unmanaged, not available for investment and do not incur expenses.

Cash flow measures the cash generating capability of a company by adding non-cash charges (e.g. depreciation) and interest expense to pre-tax income.

Please refer to the Schedule of Investments for details on fund holdings.

The information provided herein represents the opinion of Guinness Atkinson Management for the period stated and is not intended to be a forecast of future events, a guarantee of future results, nor investment advice. Opinions, fund holdings and sector allocations are subject to change at any time and are not recommendations to buy or sell any security.

FUND HIGHLIGHTS at June 30, 2008 (Unaudited)
GUINNESS ATKINSON GLOBAL INNOVATORS FUND

# of Holdings in Portfolio:	30
Portfolio Turnover:	15.3%
% of Stocks in Top 10:	37.6%
Fund Managers:
Timothy W.N. Guinness
Edmund Harriss

Top 10 Holdings (% of net assets)
Schlumberger Ltd	3.9%	Check Point Software Technologies	3.7%
Cable & Wireless PLC	3.9%	TD Ameritrade Holding Corp	3.7%
Costco Wholesale Corp	3.8%	Taiwan Semiconductor Manufacturing Co Ltd	3.7%
Garmin Ltd	3.8%	Lenovo Group Ltd	3.7%
BP PLC - ADR	3.8%	Cemex SAB de CV	3.6%
Country Breakdown (% of net assets)
United States	61.6%	Taiwan	3.7%
Britain	9.5%	Mexico	3.7%
Japan	7.0%	Finland	3.6%
Cayman Islands	3.8%	South Korea	3.3%
Israel	3.7%
Sector Breakdown (% of Investments)
E-Commerce/Products	13.5%	Computers	3.7%
Prepackaged Software	12.6%	Ready-Mixed Concrete	3.7%
Semiconductors	10.8%	Telecommunication Equipment	3.6%
Commerical Banks	10.4%	Aerospace/Defense	3.6%
Telecommunications	9.4%	Auto Manufacturers	3.6%
Oil & Gas Producers	7.7%	Audio/Video Products	3.4%
Electronics	7.1%	Multi-line Insurance	3.1%
Variety Store	3.8%

SCHEDULE OF INVESTMENTS IN SECURITIES
at June 30, 2008 (Unaudited)

GUINNESS ATKINSON GLOBAL INNOVATORS FUND

Shares	COMMON STOCKS: 99.9%	Value
Aerospace/Defense: 3.6%
21,270	L-3 Communications Holdings, Inc.	$1,932,805
Audio/Video Products: 3.4%
41,458	Sony Corporation	1,813,373
Auto Manufacturers: 3.6%
29,230	Honda Motor Company - ADR	994,697
9,920	Toyota Motor Corporation - ADR	932,480
		1,927,177
Commerical Banks: 10.5%
100,110	Citigroup, Inc.	1,677,844
30,534	State Street Corporation	1,953,871
111,020	TD Ameritrade Holding Corporation*	2,008,352
		5,640,067
Computers: 3.6%
2,910,000	Lenovo Group, Ltd.	1,970,541
E-Commerce/Products: 13.5%
25,100	Amazon.Com, Inc.*	1,840,583
69,950	eBay, Inc.*	1,911,733
222,640	Infospace, Inc.	1,854,591
65,080	NetFlix, Inc.*	1,696,636
		7,303,543
Electronics: 7.1%
47,770	Garmin, Ltd.	2,046,467
6,040	Samsung Electronics Co., Ltd. - GDR	1,780,290
		3,826,757
Multi-line Insurance: 3.1%
63,455	American International Group, Inc.	1,679,019
Oil & Gas Producers: 7.7%
29,390	BP PLC - ADR	2,044,662
19,800	Schlumberger, Ltd.	2,127,114
		4,171,776
Prepackaged Software: 12.6%
85,380	Check Point Software Technologies, Ltd.*	2,020,945
36,138	Microsoft Corporation	994,156
91,930	Oracle Corporation*	1,930,530
110,840	Parametric Technology Corporation*	1,847,703
		6,793,334
Ready-Mixed Concrete: 3.6%
79,666	Cemex SA de CV - ADR*	1,967,750

The accompanying notes are an integral part of these financial statements.

GUINNESS ATKINSON GLOBAL INNOVATORS FUND

Shares	COMMON STOCKS: 99.9% Continued	Value
Semiconductors: 10.8%
100,650	Applied Materials, Inc.	$1,921,408
101,245	Nvidia Corporation*	1,895,306
183,538	Taiwan Semiconductor Manufacturing Co., Ltd. - ADR	2,002,400
		5,819,114
Telecommunication Equip: 3.6%
79,642	Nokia Corporation - ADR	1,951,229
Telecommunications: 9.4%
696,555	Cable & Wireless PLC	2,092,248
495,950	Qwest Communications International, Inc.	1,949,084
34,185	Vodafone Group PLC - ADR	1,007,090
		5,048,422
Variety Store: 3.8%
29,430	Costco Wholesale Corporation	2,064,220
	Total Common Stocks (cost $56,977,341)	53,909,127
	Total Investments in Securities (cost $56,977,341): 99.9%	53,909,127
	Other Assets less Liabilities: 0.1%	71,264
	Net Assets: 100.0%	$53,980,391

*  Non-income producing security.

ADR American Depository Receipt

GDR Global Depository Receipt

The accompanying notes are an integral part of these financial statements.

STATEMENTS OF ASSETS AND LIABILITIES
at June 30, 2008 (Unaudited)

	Alternative Energy Fund	Asia Focus Fund	Asia Pacific Dividend Fund
Assets
Investments in securities, at cost	$146,029,912	$44,412,798	$20,308,970
Investments in securities, at value	$143,060,186	$52,716,263	$20,070,824
Cash denominated in foreign currency (cost of $1,007,163, $274,545, $164,519 respectively)	1,018,906	274,929	174,789
Receivables:
Securities sold	6,284,772	—	—
Fund shares sold	432,000	4,536	11,691
Dividends and interest	234,862	118,531	40,700
Tax Reclaim	8,849	2,560	1,916
Other receivables	726	—	—
Prepaid expenses	25,458	6,799	26,225
Total assets	151,065,759	53,123,618	20,326,145
Liabilities
Payables:
Loans	2,247,854	593,007	235,389
Securities purchased	2,211,484	—	—
Fund shares redeemed	391,775	120,472	109,581
Due to advisor	125,223	45,153	17,636
Accrued administration expense	7,904	4,560	915
Accrued shareholder servicing plan fees	20,115	12,269	568
Other accrued expenses	68,507	46,076	53,762
Deferred trustees' compensation (Note 3)	8,131	38,339	5,018
Total liabilities	5,080,993	859,876	422,869
Net Assets	$145,984,766	$52,263,742	$19,903,276
Number of shares issued and outstanding (unlimited shares authorized no par value)	10,616,055	2,549,245	1,260,436
Net asset value per share	$13.75	$20.50	$15.79
Components of Net Assets
Paid-in capital	$155,215,176	$44,222,875	$19,430,624
Accumulated net investment income (loss)	(218,698)	519,940	61,165
Accumulated net realized gain (loss) on investments and foreign currency	(6,046,753)	(784,528)	649,219
Net unrealized appreciation (depreciation) on:
Investments	(2,969,726)	8,303,465	(238,146)
Foreign Currency	4,767	1,990	414
Net Assets	$145,984,766	$52,263,742	$19,903,276

The accompanying notes are an integral part of these financial statements.

STATEMENTS OF ASSETS AND LIABILITIES
at June 30, 2008 (Unaudited)

	China & Hong Kong Fund	Global Energy Fund	Global Innovators Fund
Assets
Investments in securities, at cost	$156,153,579	$63,483,751	$56,977,341
Investments in securities, at value	$195,593,732	$90,739,282	$53,909,127
Cash	—	411,685	37,680
Cash denominated in foreign currency (cost of $98,117, $592,197, $0 respectively)	98,177	594,843	—
Receivables:
Securities sold	—	373,048	—
Fund shares sold	34,068	402,850	138,990
Dividends and interest	798,486	31,674	115,057
Tax Reclaim	—	24,863	5,688
Prepaid expenses	22,048	7,061	11,334
Total assets	196,546,511	92,585,306	54,217,876
Liabilities
Payables:
Securities purchased	—	586,492	—
Loans	715,558	—	—
Fund shares redeemed	520,496	36,165	91,497
Due to advisor	171,159	54,864	35,903
Accrued administration expense	10,338	3,386	2,330
Accrued shareholder servicing plan fees	34,441	3,813	7,403
Other accrued expenses	71,304	48,967	44,465
Deferred trustees' compensation (Note 3)	73,754	15,368	55,887
Total liabilities	1,597,050	749,055	237,485
Net Assets	$194,949,461	$91,836,251	$53,980,391
Number of shares issued and outstanding (unlimited shares authorized no par value)	5,717,659	2,443,232	2,988,227
Net asset value per share	$34.10	$37.59	$18.06
Components of Net Assets
Paid-in capital	$127,624,572	$57,841,799	$100,290,170
Accumulated net investment income (loss)	3,431,526	(224,313)	1,278,801
Accumulated net realized gain (loss) on investments and foreign currency	24,443,927	6,968,559	(44,521,322)
Net unrealized appreciation (depreciation) on: Investments	39,440,153	27,255,531	(3,068,214)
Foreign Currency	9,283	(5,325)	956
Net Assets	$194,949,461	$91,836,251	$53,980,391

The accompanying notes are an integral part of these financial statements.

STATEMENTS OF OPERATIONS
For the six months ended June 30, 2008 (Unaudited)

	Alternative Energy Fund	Asia Focus Fund	Asia Pacific Dividend Fund
Investment Income
Income
Dividends*	$833,841	$1,069,246	$686,001
Interest	26,134	341	1,226
Total income	859,975	1,069,587	687,227
Expenses
Advisory fees (Note 3)	703,122	298,926	138,293
Administration fees	62,520	29,293	13,681
Transfer agent fees	48,310	27,680	12,603
Custody fees	47,910	25,825	26,710
Fund accounting fees	22,475	14,621	11,373
Audit fees	8,967	10,519	7,782
Legal fees	13,545	8,466	3,089
Trustees' fees	10,949	6,462	4,665
Shareholder servicing plan fees (Note 4)	141,285	49,514	23,626
Reports to shareholders	15,964	10,438	2,676
Registration expense	19,780	7,003	10,571
Insurance expense	4,399	2,084	845
Miscellaneous	10,363	5,358	2,339
Total expenses	1,109,589	496,189	258,253
Plus: Expenses recouped (Note 3)	—	—	5,431
Interest expense	11,520	12,819	10,136
Net expenses	1,121,109	509,008	273,820
Net investment income (loss)	(261,134)	560,579	413,407
Realized and unrealized gain (loss) on investments and foreign currency
Net realized gain (loss) on:
Investments	(9,723,560)	2,203,020	(634,584)
Foreign currency	2,742,567	1,096,064	745,789
Change in unrealized appreciation (depreciation) on:
Investments	(20,206,979)	(14,188,675)	(1,054,062)
Foreign currency	8,785	1,792	1,130
Net realized and unrealized gain on investments and foreign currency	(27,179,187)	(10,887,799)	(941,727)
Net increase in net assets resulting from operations	$(27,440,321)	$(10,327,220)	$(528,320)

* Net of foreign tax withheld of $72,351 for Alternative Energy Fund, $66,999 for Asia Focus Fund and $37,120 for the Asia Pacific Dividend Fund.

The accompanying notes are an integral part of these financial statements.

STATEMENTS OF OPERATIONS
For the six months ended June 30, 2008 (Unaudited)

	China & Hong Kong Fund	Global Energy Fund	Global Innovators Fund
Investment Income
Income
Dividends*	$4,235,392	$733,791	$1,754,150
Interest	2,433	13,663	2,859
Total income	4,237,825	747,454	1,757,009
Expenses
Advisory fees (Note 3)	1,171,270	278,800	228,899
Administration fees	83,369	18,587	15,860
Transfer agent fees	72,610	31,095	41,876
Custody fees	63,613	14,710	6,444
Fund accounting fees	32,694	14,851	14,794
Audit fees	11,519	11,467	11,319
Legal fees	29,457	8,688	7,764
Trustees' fees	12,842	6,607	6,141
Shareholder servicing plan fees (Note 4)	195,588	39,290	49,948
Reports to shareholders	25,784	12,235	16,719
Registration expense	14,725	6,647	9,433
Insurance expense	8,124	2,063	2,020
Miscellaneous	18,678	5,950	4,677
Total expenses	1,740,273	450,990	415,894
Plus: Expenses recouped (Note 3)	—	—	—
Interest expense	29,259	101	2,022
Net expenses	1,769,532	451,091	417,916
Net investment income	2,468,293	296,363	1,339,093
Realized and unrealized gain (loss) on investments and foreign currency
Net realized gain on:
Investments	25,015,476	5,859,667	3,307,703
Foreign currency	167,490	313,541	21,563
Change in unrealized appreciation (depreciation) on:
Investments	(86,344,563)	6,574,948	(16,368,584)
Foreign currency	9,263	(6,047)	2,151
Net realized and unrealized gain on investments and foreign currency	(61,152,334)	12,742,109	(13,037,167)
Net increase in net assets resulting from operations	$(58,684,041)	$13,038,472	$(11,698,074)

* Net of foreign tax withheld of $0 for China & Hong Kong Fund, $77,282 for Global Energy Fund and $15,113 for the Global Innovators Fund.

The accompanying notes are an integral part of these financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

	Alternative Energy Fund		Asia Focus Fund		Asia Pacific Dividend Fund
	Six Months Ended June 30, 2008*	Year Ended December 31, 2007	Six Months Ended June 30, 2008*	Year Ended December 31, 2007	Six Months Ended June 30, 2008*	Year Ended December 31, 2007
Increase (decrease) in net assets from:
Operations
Net investment income (loss)	$(261,134)	$(812,949)	$560,579	$863,702	$413,407	$434,965
Net realized gain (loss) on:
Investments	(9,723,560)	2,352,743	2,203,020	8,274,586	(634,584)	777,197
Foreign currency	2,742,567	920,540	1,096,064	(30,987)	745,789	139,291
Change in net unrealized appreciation (depreciation) on:
Investments	(20,206,979)	18,766,312	(14,188,675)	13,042,718	(1,054,062)	735,506
Foreign currency	8,785	(4,023)	1,792	(1,889)	1,130	(704)
Net increase in net assets resulting from operations	(27,440,321)	21,222,623	(10,327,220)	22,148,130	(528,320)	2,086,255
Distributions to shareholders
From net investment income	—	—	—	(894,936)	(430,774)	(494,606)
From net realized gain	—	(1,131,978)	—	—	—	(216,639)
Decrease in net assets from distributions	—	(1,131,978)	—	(894,936)	(430,774)	(711,245)
Capital share transactions
Proceeds from shares sold	62,265,315	185,753,545	3,809,195	31,189,339	8,854,284	43,895,733
Proceeds from shares reinvested	389	1,075,744	18	859,849	419,984	684,173
Cost of shares redeemed	(50,585,977)	(60,941,763)	(19,399,010)	(24,458,520)	(20,166,330)	(15,360,574)
Redemption fee proceeds	24,651	78,806	6,855	50,104	3,553	18,599
Net increase from capital share transactions	11,704,378	125,966,332	(15,582,942)	7,640,772	(10,888,509)	29,237,931
Total increase in net assets	(15,735,943)	146,056,977	(25,910,162)	28,893,966	(11,847,603)	30,612,941
Net assets
Beginning of period	161,720,709	15,663,732	78,173,904	49,279,938	31,750,879	1,137,938
End of period	$145,984,766	$161,720,709	$52,263,742	$78,173,904	$19,903,276	$31,750,879
Accumulated net investment income (loss)	$(218,698)	$42,436	$519,940	$(40,639)	$61,165	$78,532
Capital share activity
Shares sold	4,315,482	12,704,799	175,275	1,417,514	538,672	2,685,639
Shares issued on reinvestment	24	65,755	1	35,933	26,427	39,758
Shares redeemed	(3,650,124)	(4,185,381)	(889,350)	(1,158,267)	(1,200,289)	(913,663)
Net increase (decrease) in shares outstanding	665,382	8,585,173	(714,074)	295,180	(635,190)	1,811,734

* Unaudited.

The accompanying notes are an integral part of these financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

	China & Hong Kong Fund		Global Energy Fund		Global Innovators Fund
	Six Months Ended June 30, 2008*	Year Ended December 31, 2007	Six Months Ended June 30, 2008*	Year Ended December 31, 2007	Six Months Ended June 30, 2008*	Year Ended December 31, 2007
Increase (decrease) in net assets from:
Operations
Net investment income	$2,468,293	$2,448,628	$296,363	$135,769	$1,339,093	$278,394
Net realized gain (loss) on:
Investments	25,015,476	2,808,325	5,859,667	6,392,252	3,307,703	4,108,317
Foreign currency	167,490	182,369	313,541	60,032	21,563	8,501
Change in net unrealized appreciation (depreciation) on:
Investments	(86,344,563)	86,040,030	6,574,948	12,166,558	(16,368,584)	4,982,062
Foreign currency	9,263	15	(6,047)	2,303	2,151	(1,575)
Net increase in net assets resulting from operations	(58,684,041)	91,479,367	13,038,472	18,756,914	(11,698,074)	9,375,699
Distributions to shareholders
From net investment income	—	(3,968,807)	—	(542,776)	—	(358,091)
From net realized gain	—	(656,957)	—	(5,950,827)	—	—
Decrease in net assets from distributions	—	(4,625,764)	—	(6,493,603)	—	(358,091)
Capital share transactions
Proceeds from shares sold	31,478,722	159,552,350	21,928,691	23,259,657	7,483,044	39,986,701
Proceeds from shares reinvested	109	4,527,640	—	5,934,815	2	351,067
Cost of shares redeemed	(71,077,031)	(101,013,368)	(12,849,116)	(36,752,697)	(14,639,487)	(15,862,301)
Redemption fee proceeds	67,234	265,565	13,067	9,590	1,409	18,497
Net increase (decrease) from capital share transactions	(39,530,966)	63,332,187	9,092,642	(7,548,635)	(7,155,032)	24,493,964
Total increase (decrease) in net assets	(98,215,007)	150,185,790	22,131,114	4,714,676	(18,853,106)	33,511,572
Net assets
Beginning of period	293,164,468	142,978,678	69,705,137	64,990,461	72,833,497	39,321,925
End of period	$194,949,461	$293,164,468	$91,836,251	$69,705,137	$53,980,391	$72,833,497
Accumulated net investment income (loss)	$3,431,526	$963,233	$(224,313)	$(520,676)	$1,278,801	$(60,292)
Capital share activity
Shares sold	805,657	3,900,290	648,974	779,723	381,626	1,926,899
Shares issued on reinvestment	3	105,835	—	184,253	—	16,059
Shares redeemed	(1,903,244)	(2,590,549)	(393,530)	(1,320,513)	(752,441)	(770,897)
Net increase (decrease) in shares outstanding	(1,097,584)	1,415,576	255,444	(356,537)	(370,815)	1,172,061

* Unaudited.

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS
For a capital share outstanding throughout the period

Alternative Energy Fund	Six Months Ended June 30, 2008(1)		Year Ended December 31, 2007	March 31, 2006(2) Through December 31, 2006
Net asset value, beginning of period	$16.25		$11.47	$12.50
Income from investment operations:
Net investment loss	(0.02)		(0.05)	(0.11)
Net realized and unrealized gain (loss) on investments and foreign currency	(2.48)		4.93	(0.93)
Total from investment operations	(2.50)		4.88	(1.04)
Less distributions:
From net realized gain	—		(0.11)	—
Total distributions	—		(0.11)	—
Redemption fee proceeds	—	(3)	0.01	0.01
Net asset value, end of period	$13.75		$16.25	$11.47
Total return	(15.38	)%(4)	42.68%	(8.24	)%(4)
Ratios/supplemental data:
Net assets, end of period (millions)	$146.0		$161.7	$15.7
Ratio of expenses to average net assets:
Before fees waived/expenses recouped	1.59%		1.64%	2.60	%(5)
After fees waived/expenses recouped	1.59%		1.64%	1.98	%(5)
Ratio of net investment loss to average net assets:
Before fees waived/expenses recouped	(0.37)%		(0.90)%	(2.18	)%(5)
After fees waived/expenses recouped	(0.37)%		(0.90)%	(1.56	)%(5)
Portfolio turnover rate	36.77	%(4)	47.41%	21.71	%(4)

(1)  Unaudited.

(2)  Commencement of Operations.

(3)  Amount represents less than $0.01 per share.

(4)  Not annualized.

(5)  Annualized.

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS
For a capital share outstanding throughout the period

	Six Months Ended		Year Ended December 31,
Asia Focus Fund	June 30, 2008(1)		2007	2006	2005	2004	2003
Net asset value, beginning of period	$23.96		$16.60	$12.38	$10.40	$9.51	$5.80
Income from investment operations:
Net investment income	0.22		0.27	0.24	0.16	0.06	0.06
Net realized and unrealized gain (loss) on investments and foreign currency	(3.68)		7.35	4.18	2.00	0.89	3.61
Total from investment operations	(3.46)		7.62	4.42	2.16	0.95	3.67
Less distributions:
From net investment income	—		(0.28)	(0.24)	(0.18)	(0.06)	—
Total distributions	—		(0.28)	(0.24)	(0.18)	(0.06)	—
Redemption fee proceeds	—	(2)	0.02	0.04	— (2)	— (2)	0.04
Net asset value, end of period	$20.50		$23.96	$16.60	$12.38	$10.40	$9.51
Total return	(14.44	)%(3)	46.00%	36.15%	20.83%	10.01%	63.97%
Ratios/supplemental data:
Net assets, end of period (millions)	$52.3		$78.2	$49.3	$36.5	$30.6	$36.2
Ratio of expenses to average net assets:
Before fees waived/expenses recouped	1.70%		1.69%	1.84%	1.81%	2.04%	2.16%
After fees waived/expenses recouped	1.70%		1.69%	1.84%	1.87%	1.98%	1.95%
Ratio of net investment income to average net assets:
Before fees waived/expenses recouped	1.88%		1.34%	1.48%	1.47%	0.51%	0.75%
After fees waived/expenses recouped	1.88%		1.34%	1.48%	1.41%	0.57%	0.96%
Portfolio turnover rate	19.87	%(3)	31.17%	95.68%	18.25%	32.41%	114.90%

(1)  Unaudited.

(2)  Amount represents less than $0.01 per share.

(3)  Not annualized.

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS
For a capital share outstanding throughout the period

Asia Pacific Dividend Fund	Six Months Ended June 30, 2008(1)		Year Ended December 31, 2007	March 31, 2006(2) Through December 31, 2006
Net asset value, beginning of period	$16.75		$13.56	$12.50
Income from investment operations:
Net investment income	0.30		0.24	0.25
Net realized and unrealized gain (loss) on investments and foreign currency	(0.97)		3.32	1.03
Total from investment operations	(0.67)		3.56	1.28
Less distributions:
From net investment income	(0.29)		(0.27)	(0.23)
From net realized gain	—		(0.11)
Total distributions	(0.29)		(0.38)	(0.23)
Redemption fee proceeds	—	(3)	0.01	0.01
Net asset value, end of period	$15.79		$16.75	$13.56
Total return	(4.06	)%(4)	26.30%	10.59	%(4)
Ratios/supplemental data:
Net assets, end of period (millions)	$19.9		$31.8	$1.1
Ratio of expenses to average net assets:
Before fees waived/expenses recouped	1.94%		2.09%	17.86	%(5)
After fees waived/expenses recouped	1.98%		1.98%	1.98	%(5)
Ratio of net investment income (loss) to average net assets:
Before fees waived/expenses recouped	2.95%		2.14%	(13.02	)%(5)
After fees waived/expenses recouped	2.99%		2.25%	2.86	%(5)
Portfolio turnover rate	22.32	%(4)	40.38%	34.12	%(4)

(1)  Unaudited.

(2)  Commencement of Operations.

(3)  Amount represents less than $0.01 per share.

(4)  Not annualized.

(5)  Annualized.

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS
For a capital share outstanding throughout the period

	Six Months Ended		Year Ended December 31,
China & Hong Kong Fund	June 30, 2008(1)		2007	2006	2005	2004	2003
Net asset value, beginning of period	$43.02		$26.48	$18.97	$18.57	$16.81	$10.17
Income from investment operations:
Net investment income	0.46		0.28	0.43	0.37	0.25	0.20
Net realized and unrealized gain (loss) on investments and foreign currency	(9.39)		16.91	7.09	0.86	1.78	6.44
Total from investment operations	(8.93)		17.19	7.52	1.23	2.03	6.64
Less distributions:
From net investment income	—		(0.59)	(0.01)	(0.83)	(0.27)	—
From net realized gain	—		(0.10)
Total distributions	—		(0.69)	(0.01)	(0.83)	(0.27)	—
Redemption fee proceeds	0.01		0.04	— (2)	— (2)	— (2)	—
Net asset value, end of period	$34.10		$43.02	$26.48	$18.97	$18.57	$16.81
Total return	(20.73	)%(3)	65.06%	39.65%	6.61%	12.16%	65.29%
Ratios/supplemental data:
Net assets, end of period (millions)	$195.0		$293.2	$143.0	$111.0	$112.3	$116.5
Ratio of expenses to average net assets	1.51%		1.44%	1.59%	1.63%	1.67%	1.81%
Ratio of net investment income to average net assets	2.11%		1.17%	2.01%	1.74%	1.26%	2.01%
Portfolio turnover rate	9.22	%(3)	10.00%	64.81%	12.51%	15.37%	28.57%

(1)  Unaudited.

(2)  Amount represents less than $0.01 per share.

(3)  Not annualized.

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS
For a capital share outstanding throughout the period

	Six Months Ended		Year Ended December 31,			June 30, 2004(2) Through
Global Energy Fund	June 30, 2008(1)		2007	2006	2005	December 31, 2004
Net asset value, beginning of period	$31.86		$25.54	$24.62	$15.25	$12.50
Income from investment operations:
Net investment income (loss)	0.15		0.05	0.01	(0.02)	—	(3)
Net realized and unrealized gain on investments and foreign currency	5.57		9.50	2.44	9.75	2.70
Total from investment operations	5.72		9.55	2.45	9.73	2.70
Less distributions:
From net investment income	—		(0.27)	(0.21)	—	—
From net realized gain	—		(2.96)	(1.34)	(0.39)	—
Total distributions	—		(3.23)	(1.55)	(0.39)	—
Redemption fee proceeds	0.01		— (3)	0.02	0.03	0.05
Net asset value, end of period	$37.59		$31.86	$25.54	$24.62	$15.25
Total return	17.98	%(4)	37.25%	9.85%	63.92%	22.00	%(4)
Ratios/supplemental data:
Net assets, end of period (millions)	$91.8		$69.7	$65.0	$98.7	$1.6
Ratio of expenses to average net assets:
Before fees waived/expenses recouped	1.21%		1.37%	1.38%	1.50%	17.36	%(5)
After fees waived/expenses recouped	1.21%		1.37%	1.45%	1.45%	1.45	%(5)
Ratio of net investment income (loss) to average net assets:
Before fees waived/expenses recouped	0.80%		0.22%	0.11%	(0.24)%	(15.84	)%(5)
After fees waived/expenses recouped	0.80%		0.22%	0.04%	(0.19)%	0.07	%(5)
Portfolio turnover rate	28.47	%(4)	31.13%	47.22%	89.24%	9.96	%(4)

(1)  Unaudited.

(2)  Commencement of Operations.

(3)  Amount represents less than $0.01 per share.

(4)  Not annualized.

(5)  Annualized.

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS
For a capital share outstanding throughout the period

	Six Months Ended		Year Ended December 31,
Global Innovators Fund	June 30, 2008(1)		2007	2006	2005		2004		2003
Net asset value, beginning of period	$21.68		$17.98	$15.14	$13.54		$12.21		$8.98
Income from investment operations:
Net investment income (loss)	0.45		0.08	0.01	(0.05)		(0.02)		(0.08)
Net realized and unrealized gain (loss) on investments	(4.07)		3.72	2.83	1.65		1.35		3.31
Total from investment operations	(3.62)		3.80	2.84	1.60		1.33		3.23
Less distributions:
From net investment income	—		(0.11)	—	—		—		—
Total distributions	—		(0.11)		—		—		—
Redemption fee proceeds	—	(2)	0.01	— (2)	—	(2)	—	(2)	—	(2)
Net asset value, end of period	$18.06		$21.68	$17.98	$15.14		$13.54		$12.21
Total return	(16.70	)%(4)	21.17%	18.76%	11.82	%(3)	10.89%		35.97%
Ratios/supplemental data:
Net assets, end of period (millions)	$54.0		$72.8	$39.3	$36.4		$42.1		$49.8
Ratio of expenses to average net assets:
Before fees waived	1.37%		1.44%	1.64%	1.66%		1.68%		1.76%
After fees waived	1.37%		1.44%	1.55%	1.66	%(3)	1.68	%(3)	1.56	%(3)
Ratio of net investment income (loss) to average net assets:
Before fees waived	4.39%		0.49%	(0.00)%	(0.32)%		(0.17)%		(0.90)%
After fees waived	4.39%		0.49%	0.09%	(0.32)%		(0.17)%		(0.70)%
Portfolio turnover rate	15.32	%(4)	25.54%	36.53%	27.75%		50.57%		0.00%

(1)  Unaudited.

(2)  Amount represents less than $0.01 per share.

(3)  The Fund's total operating expense was limited at 1.88% from 4/23/03 to 10/31/05. It was limited to 1.35% prior to 4/26/03.

(4)  Not annualized.

The accompanying notes are an integral part of these financial statements.

NOTES TO FINANCIAL STATEMENTS

Note 1

Organization

Guinness Atkinson Funds (the "Trust"), was organized on April 28, 1997 as a Delaware business trust and registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a non-diversified, open-end management investment company. Currently, the Trust offers six separate series: Guinness Atkinson Alternative Energy Fund (the "Alternative Energy Fund"), Guinness Atkinson Asia Focus Fund (the "Asia Focus Fund"), Guinness Atkinson Asia Pacific Dividend Fund (the "Asia Pacific Dividend Fund"), Guinness Atkinson China & Hong Kong Fund (the "China & Hong Kong Fund"), Guinness Atkinson Global Energy Fund (the "Global Energy Fund"), and Guinness Atkinson Global Innovators Fund (the "Global Innovators Fund"), all of which (each a "Fund" and collectively, the "Funds") are covered by this report. The China & Hong Kong Fund began operations on June 30, 1994, the Asia Focus Fund began operations on April 29, 1996, the Global Innovators Fund began operations on December 15, 1998, the Global Energy Fund began operations on June 30, 2004, and the Alternative Energy Fund and the Asia Pacific Dividend Fund began operations on March 31, 2006.

The Alternative Energy Fund and Asia Focus Fund's investment objective is long-term capital appreciation. The Asia Pacific Dividend Fund's investment objective is to provide investors with dividend income and long-term capital growth. The China & Hong Kong Fund's investment objective is long-term capital appreciation primarily through investments in securities of China and Hong Kong. The Global Energy Fund and Global Innovators Fund's investment objective is long-term capital appreciation.

Note 2

Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the Funds. These policies are in conformity with accounting principles generally accepted in the United States of America.

A.  Security Valuation. Securities of the Funds that are traded on a principal exchange (U.S. or foreign) or NASDAQ are valued at the official closing price on each day that the exchanges are open for trading. Securities traded on an exchange for which there have been no sales, and other over-the-counter securities are valued at the mean between the bid and asked prices. Securities for which quotations are not readily available are valued at their respective fair values as determined in good faith by the Investment Advisor in accordance with procedures established by the Board of Trustees. In determining fair value, the Funds take into account all relevant factors and available information. Consequently, the price of the security used to calculate its Net Asset Value may differ from quoted or published prices for the same security. Fair value pricing involves subjective judgments and there is no single standard for determining a security's fair value. As a result, different mutual funds could reasonably arrive at different fair value for the same security. It is possible that the fair value determined for a security is materially different from the value that could be realized upon the sale of that security or from the values that other mutual funds may determine. Short-term investments are stated at cost, combined with accrued interest, which approximates market value. Realized gains and losses from securities transactions are calculated using the identified cost method.

  Foreign securities are recorded in the financial statements after translation to U.S. dollars based on the applicable exchange rate at the end of the period. The Funds do not isolate that portion of the results of operations resulting from changes in the currency exchange rate from the fluctuations resulting from changes in the market prices of investments.

  Foreign exchange gain or loss resulting from holding of a foreign currency, expiration of a currency exchange contract, difference in exchange rates between the trade date and settlement date of an investment purchased or sold, and the difference between dividends actually received compared to the amount shown in a Fund's accounting records on the date of receipt are shown as net realized gains or losses on foreign currency transactions in the respective Fund's statement of operations.

  The Funds adopted the provisions of Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("SFAS 157"), effective with the beginning of the Portfolios' fiscal year. SFAS 157 establishes a hierarchy that prioritizes the inputs to valuation techniques giving the highest priority to readily available unadjusted quoted prices in unobservable inputs (level 3 measurements) when market prices are not readily available or reliable. See Note 6 - Fair Value of Financial Instruments for further disclosure.

  In March 2008, Statement of Financial Accounting Standards No. 161, "Disclosures about Derivative Instruments and Hedging Activities" ("SFAS 161") was issued and is effective for fiscal years beginning after November 15, 2008. SFAS 161 is intended to improve financial reporting for derivative instruments by requiring enhanced disclosure that enables investors to understand how and why an entity uses derivatives, how derivatives are accounted for, and how derivative instruments affect an entity's results of operations and financial position. Management is currently evaluating the implications of SFAS 161. The impact on the Funds' financial statement disclosures, if any, is currently being assessed.

B.  Forward Foreign Currency Exchange Contracts. The Funds may utilize forward foreign currency exchange contracts ("forward contracts") to hedge against foreign exchange fluctuations on foreign denominated investments under which they are obligated to exchange currencies at specific future dates and at specified rates. All commitments are "marked-to-market" daily and any resulting unrealized gains or losses are included as unrealized appreciation (depreciation) on foreign currency denominated assets and liabilities. The Funds record realized gains or losses at the time the forward contract is settled. Risks may arise upon entering these contracts from the potential inability of a counter party to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar or other currencies. Counterparties to these contracts are major U.S. financial institutions. Please refer to Note 6 for further information on Forward Contracts in each Fund.

C.  Restricted Securities. A restricted security cannot be resold to the general public without prior registration under the Securities Act of 1933. If the security is subsequently registered and resold, the issuers would typically bear the expense of all registrations at no cost to the Fund. Restricted securities are valued according to the guidelines and procedures adopted by the Funds' Board of Trustees.

D.  Security Transactions, Dividend Income and Distributions. Security transactions are accounted for on the trade date. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Realized gains and losses from securities transactions are calculated using the identified cost method.

E.  Allocation of Expenses. Each Fund is charged for those expenses directly attributable to it. Expenses that are not directly attributable to a Fund are allocated among the Funds in proportion to their respective assets or another appropriate method.

F.  Concentration of Risk. The Alternative Energy Fund invests substantially in the alternative energy or energy technology sectors. The Asia Focus Fund invests substantially all of its assets in the Asian continent. The Asia Pacific Dividend Fund invests primarily in dividend-producing equity securities of Asia Pacific companies. The China & Hong Kong Fund invests substantially all of its assets in securities that are traded in China or Hong Kong or that are issued by companies that do a substantial part of their business in China. The Global Energy Fund invests substantially in energy companies; the changes in the prices and supplies of oil and other energy fuels may affect the Funds' investments. The consequences of political, social, or economic changes in the countries or business sectors in which the securities are offered or the issuers conduct their operations may affect the market prices of the Funds' investments and any income generated, as well as the Funds' ability to repatriate such amounts.

G.  Use of Estimates. The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements. Actual results could differ from those estimates.

H.  Indemnifications. Under the Funds' organizational documents, its current and former officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties that provide general indemnifications. The Funds' maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred or that would be covered by other parties.

I.  Federal Income Taxes. The Funds intend to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies, and to distribute all of their taxable income to their shareholders. Therefore, no federal income tax provision is required.

  On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the funds' tax returns to determine whether the tax positions are "more likely than not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. On June 29, 2007, the Funds implemented the provision of FIN 48. Management of the Funds has reviewed the tax positions for each of the open tax years 2004 through 2007 and has determined that the implementation of FIN 48 did not have a material impact on the Funds' financial statements.

Note 3

Investment Advisory and Other Agreements

The Trust, on behalf of each Fund, entered into an Investment Advisory Agreement with Guinness Atkinson Asset Management, Inc. (the "Advisor"), which provided the Funds with investment management services under an investment advisory agreement. The Advisor furnishes all investment advice, office space, facilities, and most of the personnel needed by the Funds. As compensation for its services, the Advisor is entitled to a monthly fee at the following annual rates based upon the average daily net assets of the Funds:

Alternative Energy Fund	1.00%
Asia Pacific Dividend Fund	1.00%
Asia Focus Fund	1.00%
China & Hong Kong Fund	1.00%
Global Energy Fund	0.75%
Global Innovators Fund	0.75%

The Funds are responsible for their own operating expenses. The Advisor has contractually agreed to limit the Funds' total operating expenses by reducing all or a portion of their fees and reimbursing the Funds' for expenses so that its ratio of expenses to average daily net assets will not exceed the following levels:

Alternative Energy Fund	1.98%
Asia Pacific Dividend Fund	1.98%
Asia Focus Fund	1.98%
China & Hong Kong Fund	1.98%
Global Energy Fund	1.45%
Global Innovators Fund	1.55%

To the extent that the Advisor waives fees and/or absorbs expenses it may seek repayment of a portion or all of such amounts at any time within three fiscal years after the fiscal year in which such amounts were waived or absorbed, subject to the applicable cap. For the six months ended June 30, 2008, the Advisor recovered previously waived expenses of $5,431 from the Asia Pacific Dividend Fund.

At June 30, 2008 the Advisor may recapture a portion of the following amounts that has been paid and/or waived on behalf of the Funds no later than the dates as stated below:

Funds:	December 31, 2009	December 31, 2010	Total
Asia Pacific Dividend Fund	$90,539	$7,946	$98,485

U.S. Bancorp Fund Services, LLC (the "Administrator") acts as the Funds' administrator under an administration agreement.

Quasar Distributors, LLC (the "Distributor") acts as the Funds' principal underwriter in a continuous public offering of the Funds' shares. The Distributor is an affiliate of the Administrator.

State Street Bank & Trust is the Funds' Custodian and Fund Accounting Agent. U.S. Bancorp Fund Services, LLC is the Funds' Transfer agent.

On August 14, 1998, the Trust approved a Deferred Compensation Plan for Trustees (the "Plan"). Trustees can elect to receive payment in cash or defer payments provided for in the Plan. If a trustee elects to defer payment, the Plan provides for the creation of a deferred payment account (Phantom Share Account). This account accumulates the deferred fees earned, and the value of the account is adjusted at the end of each quarter to reflect the value that would have been earned if the account had been invested in designated investments. The Funds recognize as trustee expense amounts accrued as meetings are attended plus the change in value of the Phantom Share Account.

During the six months ended June 30, 2008, the change in the value of the phantom share account included unrealized appreciation were as follows:

Alternative Energy Fund	$374
Asia Focus Fund	$906
Asia Pacific Dividend Fund	$559
China & Hong Kong Fund	$1,845
Global Energy Fund	$355
Global Innovators Fund	$1,133

Certain officers of the Funds are also officers and/or Directors of the Advisor, Administrator and another party providing the services of the Funds' Chief Compliance Officer ("CCO"). None of these officers are compensated directly by the Funds.

Note 4

Shareholder Servicing Plan

Each Fund has adopted a Shareholder Servicing Plan to pay a fee at an annual rate of up to 0.25% of its daily average net assets of shares service by shareholder servicing agents who provide administrative and support services to their customers.

During the year six months ended June 30, 2008, the following fees were paid to the shareholder servicing agents:

Alternative Energy Fund	$141,285
Asia Focus Fund	$49,514
Asia Pacific Dividend Fund	$23,626
China & Hong Kong Fund	$195,588
Global Energy Fund	$39,290
Global Innovators Fund	$49,948

Note 5

Investment Transactions

The following table presents purchases and sales of securities during the six months ended June 30, 2008, excluding short-term investments, to indicate the volume of transactions in each Fund.

Fund	Purchases	Sales
Alternative Energy Fund	$66,197,453	$52,097,843
Asia Focus Fund	12,229,864	27,086,801
Asia Pacific Dividend Fund	6,167,520	17,215,695
China & Hong Kong Fund	21,954,351	57,009,982
Global Energy Fund	31,181,634	21,085,337
Global Innovators Fund	9,460,549	15,275,575

The Funds did not purchase U.S. Government securities as a part of the long-term investment strategy during the six months ended June 30, 2008.

Note 6

Fair Value of Financial Instruments

In September 2006, the Financial Accounting Standards Board issued Standard No. 157, "Fair Value Measurements" effective for fiscal years beginning after November 15, 2007. SFAS 157 clarifies the definition of fair value for financial reporting, establishes a framework for measuring fair value and requires additional disclosure about the use of fair value measurements in an effort to make the measurement of fair value more consistent and comparable. The Funds adopted SFAS 157 effective January 1, 2008. A summary of the fair value hierarchy under SFAS 157 is described below.

Various inputs are used in determining the value of the Funds' investments. These inputs are summarized in the three broad levels listed below:

Level 1 — Quoted prices in active markets for identical securities.

Level 2 — Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3 — Significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments).

The following tables provide the fair value measurements of applicable Fund assets by level within the fair value hierarchy for each Fund as of June 30, 2008. These assets are measured on a recurring basis.

		Fair Value Measurements at Reporting Date using
	6/30/2008	Quoted prices in active markets for identical assets (Level 1)	Significant other observable inputs (Level 2)	Significant unobservable inputs (Level 3)
Alternative Energy Fund	$143,060,186	$142,623,276	$—	$436,910
Asia Focus Fund	$52,716,263	$52,716,263	$—	$—
Asia Pacific Dividend Fund	$20,070,824	$20,070,824	$—	$—
China & Hong Kong Fund	$195,593,732	$195,593,732	$—	$—
Global Energy Fund	$90,739,282	$90,739,282	$—	$—
Global Innovators Fund	$53,909,127	$53,909,127	$—	$—

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value.

Alternative Energy Fund:	Investments in Securities	Other Financial Instruments
Balance as of 12/31/07	$405,719	$—
Accrued discounts / premiums	—	—
Realized gain (loss)	—	—
Change in unrealized appreciation (depreciation)	54,584	—
Net purchases (sales)	(23,393)	—
Balance as of 6/30/08	$436,910	$—

Note 7

Forward foreign currency contracts

In order to hedge their portfolio and to protect them against possible fluctuations in foreign exchange rates pending the settlement of securities transactions, the Funds may enter into forward currency contracts which obligate them to exchange currencies at specified future dates. At the maturity of a forward contract, the Funds may either make delivery of the foreign currency from currency held, if any, or from the proceeds of the portfolio securities sold. It may also terminate its obligation to deliver the foreign currency at any time by purchasing an offsetting contract. The forward value of amounts due are netted against the forward value of the currency to be delivered, and the net amount is shown as a receivable or payable in the financial statements.

The funds did not have any outstanding forward contracts as of June 30, 2008.

Note 8

Tax Matters

As of December 31, 2007, the tax basis of investments and the components of distributable earnings on a tax basis were as follows:

	Alternative Energy Fund	Asia Focus Fund	Asia Pacific Dividend Fund	China & Hong Kong Fund	Global Energy Fund	Global Innovators Fund
Cost of investment for tax purposes	$139,727,837	$55,927,216	$31,200,972	$166,500,367	$48,163,693	$60,488,239
Gross tax unrealized appreciation	31,637,672	25,436,103	3,102,470	129,763,754	21,698,993	15,009,604
Gross tax unrealized (depreciation)	(14,780,853)	2,943,963	2,286,554	4,458,257	2,033,734	2,736,532
Net tax unrealized appreciation on investment	16,856,819	22,492,140	815,916	125,305,497	19,665,259	12,273,072
Net tax appreciation (depreciation) on derivatives and foreign-currency denominated assets and liabilities	(4,018)	198	(716)	20	722	(1,195)
Net tax unrealized appreciation**	$16,852,801	$22,492,338	$815,200	$125,305,517	$19,665,981	$12,271,877
Undistributed net ordinary income***	3,264,431	—	497,363	1,520,307	21,108	—
Undistributed Long-Term Capital Gains	—	—	130,652	476,714	1,283,759	—
Post October loss*	(1,893,944)	—	—	—	—	(6)
Capital loss carryforward	—	(3,649,326)	—	—	—	(45,425,805)
Capital loss carryforward limitation	—	(434,286)	—	(1,215,753)	—	(1,397,484)
Other accumulated gain/(loss)	(13,377)	(40,639)	(11,469)	(77,855)	(14,868)	(60,287)
Total accumulated gain/(loss)	$18,209,911	$18,368,087	$1,431,746	$126,008,930	$20,955,980	$(34,611,705)

*  Under the current tax law, capital and currency losses realized after October 31 and prior to the Fund's fiscal year end may be deferred as occurring on the first day of the following year.

**  The differences between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primary to the tax deferral of losses on wash sales and passive foreign investment company (PFIC) mark to market adjustments.

***  The differences between book-basis and tax basis undistributed net ordinary income is attributed to deferred compensation.

Because tax adjustments are calculated annually, the above table reflects the components of distributable earning at the Fund's previous fiscal year end.

As of December 31, 2007, the following funds have capital loss carryforwards available to offset future realized capital gains:

Capital losses expiring in:	Alternative Energy Fund	Asia Focus Fund	Asia Pacific Dividend Fund	China & Hong Kong Fund	Global Energy Fund	Global Innovators Fund
2009	$—	$3,445,559	$—	$—	$—	$13,717,026
2010	—	638,053	—	1,215,753	—	19,915,748
2011	—	—	—	—	—	8,376,172
2012	—	—	—	—	—	4,814,343
Total	$—	$4,083,612	$—	$1,215,753	$—	$46,823,289

For the Asia Focus Fund, $434,286 of capital loss carryover related to the acquisition of the New Economy Fund on January 25, 2002 is remaining to be recognized over the next two years. This amount is subject to an annual limitation of $217,143 under tax rules.

For the China & Hong Kong Fund, $1,215,753 of capital loss carryover related to the acquisition of the Investec Mainland China Fund on April 23, 2003 is remaining to be recognized over the next three years. This amount is subject to an annual limitation of $425,792 over the next two years and $364,169 on the third year under tax rules.

For the Global Innovators Fund, $1,397,484 of capital loss carryover related to the acquisitions of the Investec Internet.com Fund and the Wireless World Fund on January 25, 2002 is remaining to be recognized over the next two years. The amount is subject to an annual limitation of $838,362 over the next year and $559,122 on the second year under tax rules.

Distribution to Shareholders

The tax composition of dividends (other than return of capital dividends for the six months ended June 30, 2008 and year ended December 31, 2007) were as follows:

	Six months ended June 30, 2008		2007
	Ordinary Income	Long-term Capital Gain	Ordinary Income	Long-term Capital Gain
Alternative Energy Fund	$—	$—	$1,131,978	$—
Asia Focus Fund	$—	$—	$894,936	$—
Asia Pacific Dividend Fund	$430,774	$—	$548,060	$163,185
China & Hong Kong Fund	$—	$—	$3,968,807	$656,957
Global Energy Fund	$—	$—	$1,211,643	$5,281,960
Global Innovators Fund	$—	$—	$358,091	$—

Note 9

Line of Credit

The Trust has a secured $5,000,000 line of credit with its custodian. Borrowings under this arrangement bear interest at the federal funds rate plus 0.75% per annum. As compensation for holding available the lending commitment, the Trust pays a 0.10% per annum fee on the unused portion of the commitment, which is allocated among the Funds based on their relative net assets. The fee is payable quarterly in arrears. The average interest rate charged and the average outstanding loan payable to State Street Bank for the six months ended June 30, 2008 was as follows:

Fund	Average Interest Rate	Average Outstanding Loan Payable
Alternative Energy Fund	2.83%	$738,659
Asia Focus Fund	2.83%	$87,970
Asia Pacific Dividend Fund	2.83%	$532,691
China & Hong Kong Fund	2.83%	$2,474,115
Global Innovators Fund	2.83%	$35,258

Additional Information (Unaudited)

Proxy Voting Procedures

The Advisor of the Funds votes proxies relating to portfolio securities in accordance with procedures that have been approved by the Board. You may obtain a description of these procedures, free of charge, by calling "toll-free" 1-800-915-6565. This information is also available through the Securities and Exchange Commission's website at http://www.sec.gov.

Proxy Voting Records

Information regarding how the advisor of the Funds voted proxies relating to portfolio securities during the latest 12-month period ended June 30 is available, without charge, by calling toll-free, 1-800-915-6565. This information is also available through the Securities and Exchange Commission's website at http://www.sec.gov.

Form N-Q Disclosure

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Funds' Form N-Q is available on the Securities and Exchange Commission's website at http://www.sec.gov. The Funds' Form N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. This information is also available, without charge, by calling toll-free, 1-800-915-6565.

Board Consideration of and Continuation of the Trust's Investment Advisory Agreement

At an in-person meeting held on May 2, 2008, the Board of Trustees (the "Trustees" or the "Board") of the Trust considered the annual approval of the continuation of the investment advisory agreement (the "Agreement") between the Trust, on behalf of the Alternative Energy Fund, the Asia Focus Fund, Asia Pacific Dividend Fund, the China & Hong Kong Fund, the Global Energy Fund and the Global Innovators Fund, and the Advisor.

At the meeting, the Trustees discussed with counsel to the Trust and counsel to the Trustees who are not "interested persons" (as defined by the 1940 Act), of the Trust (the "Independent Trustees"), their fiduciary duties under the 1940 Act in reviewing the Agreement and their obligation to obtain all information relevant to their consideration thereof. The Board discussed the fees payable by each relevant Fund under the Agreement, the duties of the Trustees under, and the fiduciary standards established by, Section 36(b) of the 1940 Act, the legislative history of the amendments to the 1940 Act, the history of management fee standards and regulations, positions taken thereon by the Securities and Exchange Commission and Congress, the criteria generally considered in evaluating the reasonableness of fees, and lawsuits illustrating the courts' application and interpretation of the applicable fiduciary standards.

The Trustees reviewed information concerning the historical performance of each relevant Fund and each such Fund's comparison funds, the annualized expense ratios as a percentage of average net assets of each fund in the comparison group, historical expense ratio comparisons, and certain financial information about the Advisor, including the profitability of these Funds to the Adviser. The Trustees also discussed with counsel to the Trust the comparability criteria for the Funds and the funds comprising the comparison groups. The Board also discussed the Advisor's profitability and the firm's retention of key personnel.

After the Independent Trustees had met with their counsel in executive session, the full Board made the following determinations with respect to the relevant Funds.

Alternative Energy Fund. The Board compared the Alternative Energy Fund's 1.00% annual advisory fee to comparable fees charged to an independently-selected peer group of nineteen similar mutual funds and considered the fact that the fee was higher than the median advisory fee of 0.75% for the peer group and higher than the 0.79% average fee. The Board also compared the Fund's total annual expense ratio of 1.64% to the peer group median and average of 1.30% and 1.36% respectively, and considered the fact that the Advisor was willing to waive its fees and reimburse expenses if the Fund's expenses exceeded 1.98% through June 30, 2009. The Board also considered the fact that, at approximately $90 million in assets, the Fund was still smaller than many of the funds in its peer group, which ranged from approximately $12 million in assets to $5.6 billion in assets, with an average of $821 million. The Board then compared the Fund's performance for the three-months, six-months, nine-months and one-year ended March 31, 2008 to that of the peer group for the same periods and noted the fact that the Fund underperformed the median and average performance of the peer group of similarly managed funds for the respective periods.

Having concluded that: (1) the Alternative Energy Fund's advisory fees were higher than the range of fees charged to comparable mutual funds; (2) the Fund's somewhat higher total expenses were attributable to the Fund's smaller size; (3) the Advisor's willingness to limit the Fund's expense ratio through June 30, 2009 would provide stability to the Fund's expenses during that period; and (4) the Fund had underperformed its peers for the period; the Board determined that it was in the best interests of the Alternative Energy Fund's shareholders to approve the continuation of the Agreement.

Asia Focus Fund. The Board compared the Asia Focus Fund's 1.00% annual advisory fee to comparable fees charged to an independently-selected peer group of seven similar mutual funds and considered the fact that the fee was higher than the median advisory fee of 0.78% for the peer group and higher than the 0.82% average fee. The Board also compared the Fund's total annual expense ratio of 1.69% to the peer group median of 1.20% and the average of 1.26% and considered the fact that the Advisor was willing to waive its fees and reimburse expenses if the Fund's expenses exceeded 1.98% through June 30, 2009. The Board also considered the fact that, at approximately $65 million in assets, the Fund was smaller than all but one of the funds in its peer group, which ranged from approximately $29 million in assets to $3.2 billion in assets, with an average of $1.6 billion. The Board then compared the Fund's performance for the one-year, three-years, five-years and ten-years ended March 31, 2008 to that of the peer group for the same periods and considered the fact that the Fund outperformed the median and average performance of the peer group for the one-year and three-year periods, outperformed the average and equaled the median for the five-year period, and underperformed the peer group of similarly managed funds for the ten-year period.

Having concluded that: (1) the Asia Focus Fund's advisory fees were higher than the range of fees charged to comparable mutual funds; (2) the Fund's somewhat higher total expenses were attributable to the Fund's relatively smaller size; (3) the Advisor's willingness to limit the Fund's expense ratio through June 30, 2009 would provide stability to the Fund's expenses during that period; (4) the Fund had outperformed its peers based on the median and average performance during the one-year and three-year periods, outperformed the average and equaled the median performance for the five-year period and underperformed for the ten-year period; the Board determined that it was in the best interests of the Asia Focus Fund's shareholders to approve the continuation of the Agreement.

Asia Pacific Dividend Fund. The Board compared the Asia Pacific Dividend Fund's 1.00% annual advisory fee to comparable fees charged to an independently-selected peer group of six similar mutual funds and considered the fact that the fee was at the median advisory fee of 1.00% for the peer group and slightly higher than the 0.94% average fee. The Board also compared the Fund's total annual expense ratio of 1.98% to the peer group median of 1.46% and the average of 1.49% and considered the fact that the Advisor was willing to waive its fees and reimburse expenses if the Fund's expenses exceeded 1.98% through June 30, 2009. The Board also considered the fact that, at approximately $19 million in assets, the Fund was the smallest in its peer group, which went as high as $1.1 billion in assets, with an average of $394 million. The Board then compared the Fund's performance for the three-months, six-months, nine-months and one-year ended March 31, 2008 to that of the peer group for the same periods and considered the fact that the Fund outperformed the median and average performance of the peer group for all of the periods.

Having concluded that: (1) the Asia Pacific Dividend Fund's advisory fees were equal to the median charged to comparable mutual funds; (2) the Fund's somewhat higher total expenses were attributable to the Fund's relatively smaller size; (3) the Advisor's willingness to limit the Fund's expense ratio through June 30, 2009 would provide stability to the Fund's expenses during that period; and (4) the Fund had outperformed its peers based on the median and average performance; the Board determined that it was in the best interests of the Asia Pacific Dividend Fund's shareholders to approve the continuation of the Agreement.

China & Hong Kong Fund. The Board compared the China & Hong Kong Fund's 1.00% annual advisory fee to comparable fees charged to an independently-selected peer group of six similar mutual funds and considered the fact that the fee was slightly higher than the median advisory fee of 0.98% and the same as the average fee of 1.00%. The Board also compared the Fund's total annual expense ratio of 1.44% to the peer group median of 1.39% and the average of 1.42% and considered the fact that the Advisor was willing, through June 30, 2009, to waive its fees or reimburse expenses if the Fund's expense ratio exceeded 1.98%. The Board also considered the fact that, at approximately $209 million in assets, the Fund's assets are slightly lower than the median of the funds in its peer group, which ranged from approximately $43 million in assets to $1.1 billion in assets, with a median of $220 million. The Board then compared the Fund's performance for the one-year, three-years, five-years and ten-years ended March 31, 2008 to that of the peer group for the same periods and considered the fact that the Fund outperformed the peer group for the one-year period, equaled the median for the three-year, five-year and ten-year periods, and slightly outperformed the average performance of the peer group of similarly-managed funds for the ten-year period.

Having concluded that: (1) the China & Hong Kong Fund's advisory fees were within the range of fees charged to comparable mutual funds; (2) the Fund's total expenses were the same as the average of its peers; (3) the Advisor's willingness to limit the Fund's expense ratio through June 30, 2009 would provide stability to the Fund's expenses during that period; and (4) the Fund had outperformed its peers for the one-year period, and equaled the median performance of its peers during the past three-year, five-year and ten-year periods; the Board determined that it was in the best interests of the China & Hong Kong Fund's shareholders to approve the continuation of the Agreement.

Global Energy Fund. The Board compared the Global Energy Fund's 0.75% annual advisory fee to comparable fees charged to an independently-selected peer group of seventeen similar mutual funds and considered the fact that the fee was equal to the median advisory fee of 0.75% and below the average fee of 0.77%. The Board also compared the Fund's total annual expense ratio of 1.37% to the peer group median of 1.30% and average of 1.25% and considered the fact that the Advisor was willing, through June 30, 2009, to waive its fees or reimburse expenses if the Fund's expense ratio exceeded 1.45%. The Board also considered the fact that, at approximately $61 million in assets, the Fund was considerably smaller than most in its peer group, which ranged from approximately $12 million in assets to $5.6 billion in assets, with an average of $911 million. The Board then compared the Fund's performance for the three-months, six-months, nine-months and one-year ended March 31, 2008 to that of the peer group for the same periods and considered the fact that the Fund had outperformed the average performance of the peer group of similarly-managed funds for the three-month, six month, nine month and one-year periods and equaled the median for the nine-month period.

Having concluded that: (1) the Global Energy Fund's advisory fees were within the range of fees charged to comparable mutual funds; (2) the Fund's total expenses were slightly higher than the median and average of the funds in its peer group; (3) the Advisor's willingness to limit the Fund's expense ratio through June 30, 2009 would provide stability to the Fund's expenses during that period; and (4) the fact that the Fund had outperformed or equaled its peers; the Board determined that it was in the best interest of the Global Energy Fund's shareholders to approve the continuation of the Agreement.

Global Innovators Fund. The Board then compared the Global Innovators Fund's 0.75% annual advisory fee to comparable fees charged to an independently-selected peer group of fifteen similar mutual funds and considered the fact that the fee was equal to the median advisory fee of 0.75% and below the average fee of 0.84%. The Board also compared the Fund's total annual expense ratio of 1.44% to the peer group median of 1.34% and the average of 1.27% and considered the fact that the Advisor was willing, through June 30, 2009, to waive its fees or reimburse expenses if the Fund's expense ratio exceeded 1.55%. The Board also considered the fact that, at approximately $56 million in assets, which was similar in size to the median asset size of $56 million and the average asset size of $57 million. The Board then compared the Fund's performance for the three-months, one-year, three-years and five-years ended March 31, 2008 to that of the peer group for the same periods and considered the fact that the Fund outperformed the median and average performance of the peer group of similarly-managed funds for the one-year, three-year and five-year periods.

Having concluded that: (1) the Global Innovators Fund's advisory fees were within the range of fees charged to comparable mutual funds; (2) the Fund's total expenses were within the range its peer group; (3) the Advisor's willingness to limit the Fund's expense ratio through June 30, 2009 would provide stability to the Fund's expenses during that period; and (4) the fact that the Fund had outperformed its peers during the one-year, three-year and five-year periods; the Board determined that it was in the best interests of the Global Innovators Fund's shareholders to approve the continuation of the Agreement.

Privacy Notice

Guinness Atkinson Funds and Guinness Atkinson Asset Management, Inc. may collect non-public information about you from the following sources:

•  Information we receive about you on applications or other forms;
•  Information you give us orally; and
•  Information about your transactions with us.

We do not disclose any non-public personal information about our shareholders or former shareholders without the shareholder's authorization, except as required by law or in response to inquiries from governmental authorities. We restrict access to your personal and account information to those employees who need to know that information to provide products and services to you. We also may disclose that information to unaffiliated third parties (such as to brokers or custodians) only as permitted by law and only as needed for us to provide agreed services to you. We maintain physical, electronic and procedural safeguards to guard your non-public personal information.

Guinness Atkinson Funds Information

Board of Trustees

J. Brooks Reece, Jr., Chairman

Dr. Gunter Dufey

James I. Fordwood

Timothy W.N. Guinness

Dr. Bret A. Herscher

Contact Guinness Atkinson Funds

P.O. Box 701

Milwaukee, WI 53201-0701

Shareholder Services: 800-915-6566

Literature Request: 800-915-6565

Website: www.gafunds.com

Email: mail@gafunds.com

Guinness Atkinson Funds
Fund	Cusip	Ticker	Fund#
Alternative Energy Fund	402031 50 4	GAAEX	1298
Asia Focus Fund	402031 10 8	IASMX	1096
Asia Pacific Dividend Fund	402031 60 3	GAADX	1299
China & Hong Kong Fund	402031 20 7	ICHKX	1094
Global Energy Fund	402031 40 5	GAGEX	1098
Global Innovators Fund	402031 30 6	IWIRX	1095

Distributed by Quasar Distributors, LLC, Milwaukee, WI 53202

This report is intended for shareholders of the Guinness Atkinson Funds and may not be used as literature unless preceded or accompanied by a current prospectus.

Guinness Atkinson Funds
c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201-0701

123S0204--P

Item 2. Code of Ethics.

Not applicable for semi-annual report.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual report.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual report.

Item 5. Audit Committee of Listed Registrants.

Not applicable to open-end investment companies.

Item 6. Schedule of Investments.

Schedules of Investments are included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

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Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)         The Registrant’s President/Chief Executive Officer and Treasurer/Chief Financial Officer have reviewed the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)        There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)       (1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit.  Not Applicable.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)       Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.  Furnished herewith.

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Guinness Atkinson Funds

By (Signature and Title)	/s/ James J. Atkinson, Jr.
James J. Atkinson, Jr., President

Date	9/3/08

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ James J. Atkinson, Jr
James J. Atkinson, Jr., President

Date	9/3/08

By (Signature and Title)	/s/ Michael Ricks
Michael Ricks, Treasurer

Date	9/3/08

3